                                  Exhibit 10.20

                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                                      among

                AMERICAN BUILDERS & CONTRACTORS SUPPLY CO., INC.
                                  as Borrower,

                      BANK OF AMERICA, NATIONAL ASSOCIATION
                             as Agent and a Lender,

                                       and

              AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
                            as Co-Agent and a Lender

                                       and

                         THE OTHER LENDERS PARTY HERETO

                           Dated as of March 21, 2002

                                TABLE OF CONTENTS

1.DEFINITIONS..................................................................1
       1.1      General Terms..................................................1
                -------------
       1.2      Accounting Terms..............................................13
                ----------------
       1.3      Others Defined in Code........................................13
                ----------------------
       1.4      Effect of Amendment and Restatement...........................13
                -----------------------------------

2.CREDIT        ..............................................................13
  ------
       2.1      Revolving Loans...............................................13
                ---------------
       2.2      Letters of Credit.............................................14
                -----------------
       2.3      Principal Balance of Liabilities Not to Exceed the
                --------------------------------------------------
                Maximum Facility..............................................15
                ----------------
       2.4      Borrower's Loan Account.......................................15
                -----------------------
       2.5      Statements....................................................16
                ----------
       2.6      Interest and Fees.............................................16
                -----------------
       2.7      Method for Making Payments....................................17
                --------------------------
       2.8      Term of this Agreement........................................17
                ----------------------
       2.9      Optional Prepayments..........................................18
                --------------------
       2.10     Limitation on Charges.........................................18
                ---------------------
       2.11     Method of Selecting Rate Options; Additional Provisions
                -------------------------------------------------------
                Regarding Eurodollar Loans....................................18
                --------------------------
       2.12     Yield Protection..............................................20
                ----------------

3. REPORTING AND ELIGIBILITY REQUIREMENTS/COLLATERAL..........................21
       3.1      Reports.......................................................21
                -------
       3.2      Eligible Accounts.............................................22
                -----------------
       3.3      Account Warranties............................................23
       3.4      Verification of Accounts......................................24
                ------------------------
       3.5      Account Covenants.............................................24
                -----------------
       3.6      Collection of Accounts and Payments...........................24
                -----------------------------------
       3.7      Appointment of the Agent as the Borrower's Attorney-in-Fact...25
                -----------------------------------------------------------
       3.8      Chattel Paper and Instruments.................................25
                -----------------------------
       3.9      Notice to Account Debtors.....................................25
                -------------------------
       3.10     Eligible Inventory............................................25
                ------------------
       3.11     Inventory Warranties..........................................26
                --------------------
       3.12     Inventory Records.............................................26
                -----------------
       3.13     Safekeeping of Inventory and Inventory Covenants..............26
                ------------------------------------------------
       3.14     Equipment Warranties..........................................27
                --------------------
       3.15     Equipment Records.............................................27
                -----------------
       3.16     Safekeeping of Equipment......................................27
                ------------------------
       3.17     Real Property.................................................27
                -------------
       3.18     Maintenance of Properties.....................................27
                -------------------------

4.  CONDITIONS OF ADVANCES....................................................27
       4.1      The Borrower's Request........................................27
                ----------------------
       4.2      Financial Condition...........................................28
                -------------------
       4.3      No Default....................................................28
                ----------
       4.4      Other Requirements............................................28
                ------------------
       4.5      Representations and Warranties................................28
                ------------------------------

5.  COLLATERAL. ..............................................................29
       5.1      Security Interest.............................................29
                -----------------
       5.2      Preservation of Collateral and Perfection of Security
                -----------------------------------------------------
                Interests Therein.............................................29
                ------------------
       5.3      Loss of Value of Collateral...................................30
                ---------------------------
       5.4      Cash Collateral...............................................30
                ---------------


TABLE OF CONTENTS - Page i

       5.5      Agent Not Obligated or Liable.................................31
                -----------------------------

6.  WARRANTIES ...............................................................31
       6.1      Corporate Existence...........................................31
                -------------------
       6.2      Corporate Authority...........................................31
                -------------------
       6.3      Binding Effect................................................32
                --------------
       6.4      Financial Data................................................32
                --------------
       6.5      Liens and Encumbrances; Locations.............................32
                ---------------------------------
       6.6      Solvency......................................................33
                --------
       6.7      Principal Place of Business...................................33
                ---------------------------
       6.8      Other Corporate Names.........................................33
                ---------------------
       6.9      Tax Liabilities...............................................33
                ---------------
       6.10     Loans.........................................................33
                -----
       6.11     Margin Securities.............................................34
                -----------------
       6.12     Subsidiaries; Joint Ventures; Partnerships....................34
                ------------------------------------------
       6.13     Litigation and Proceedings....................................34
                --------------------------
       6.14     Other Agreements..............................................34
                ----------------
       6.15     Employee Controversies........................................34
                ----------------------
       6.16     Compliance with Laws and Regulations..........................35
                ------------------------------------
       6.17     Patents, Trademarks, Licenses.................................35
                -----------------------------
       6.18     Environmental Matters.........................................35
                ---------------------
       6.19     Fees to Third Parties.........................................35
                ---------------------
       6.20     Securities Matters............................................35
                ------------------
       6.21     Disclosure....................................................36
                ----------
       6.22     Equity Ownership..............................................36
                ----------------
       6.23     Pension Related Matters.......................................36
                -----------------------

7.  AFFIRMATIVE COVENANTS.....................................................37
       7.1      Financial Statements..........................................37
       (a)      --------------------
       7.2      Inspection....................................................39
                ----------
       7.3      Conduct of Business...........................................39
                -------------------
       7.4      Claims and Taxes..............................................40
                ----------------
       7.5      Costs and Expenses as Additional Liabilities..................40
                --------------------------------------------
       7.6      The Borrower's Liability Insurance............................40
                ----------------------------------
       7.7      The Borrower's Property Insurance.............................41
                ---------------------------------
       7.8      Pension Plans.................................................41
                -------------
       7.9      Notice of Suit or Adverse Change in Business..................42
                --------------------------------------------
       7.10     Supervening Illegality........................................42
                ----------------------
       7.11     Environmental Matters.........................................42
                ---------------------
       7.12     Use of Proceeds...............................................43
                ---------------
       7.13     Notice of Business Interruption...............................43
                -------------------------------
       7.14     Interest Rate Protection......................................43
                ------------------------

8.  NEGATIVE COVENANTS........................................................43
       8.1      Encumbrances..................................................43
                ------------
       8.2      Indebtedness..................................................44
                ------------
       8.3      Consolidations, Mergers or Acquisitions.......................44
                ---------------------------------------
       8.4      Investments or Loans..........................................46
                --------------------
       8.5      Guarantees....................................................46
                ----------
       8.6      Inventory Covenants...........................................47
                -------------------
       8.7      Disposal of Property..........................................47
                --------------------
       8.8      Capital Expenditure Limitations...............................47
                -------------------------------
       8.9      Loans to Officers; Consulting and Management Fees.............48
                -------------------------------------------------


TABLE OF CONTENTS - Page ii

       8.10     Dividends and Stock Redemptions...............................48
                -------------------------------
       8.11     Amendment of Certificate of Incorporation or By-Laws..........48
                ----------------------------------------------------
       8.12     Disclosure of Obligations Under Leases, etc...................48
                -------------------------------------------
       8.13     Fiscal Year End...............................................49
                ---------------
       8.14     Transactions with Subsidiaries and Affiliates.................49
                ---------------------------------------------
       8.15     Termination Events............................................49
                ------------------
       8.16     Bonuses.......................................................49
                -------
       8.17     Minimum Fixed Charge Coverage Ratio...........................49
                -----------------------------------
       8.18     Maximum Funded Debt to EBITDA.................................49
                -----------------------------
       8.19     Minimum Average Unused Availability...........................49
                -----------------------------------
       8.20     Senior Subordinated Notes and Related Guaranties..............50
                ------------------------------------------------

9.  DEFAULT, RIGHTS AND REMEDIES OF THE LENDER................................50
       9.1      Acceleration..................................................50
                ------------
       9.2      Rights and Remedies Generally.................................51
                -----------------------------
       9.3      Entry Upon Premises and Access to Information.................51
                ---------------------------------------------
       9.4      Sale or Other Disposition of Collateral by the Agent..........51
                ----------------------------------------------------
       9.5      Waiver of Demand..............................................52
                ----------------
       9.6      Waiver of Notice..............................................52
                ----------------
       9.7      Advice of Counsel.............................................52
                -----------------

10.  MISCELLANEOUS............................................................52
       10.1     Waiver........................................................52
                ------
       10.2     Costs and Attorneys' Fees.....................................52
                -------------------------
       10.3     Expenditures by the Agent.....................................53
                -------------------------
       10.4     Custody and Preservation of Collateral........................53
                --------------------------------------
       10.5     Reliance by the Agent and the Lenders.........................53
                -------------------------------------
       10.6     Successors and Assigns........................................53
                ----------------------
       10.7     Applicable Law; Severability..................................53
                ----------------------------
       10.8     Submission to Jurisdiction; Waiver of Bond; Waive of Right
                ----------------------------------------------------------
                to Trial by Jury..............................................54
                ----------------
       10.9     Application of Payments.......................................54
                -----------------------
       10.10    Marshaling; Payments Set Aside................................55
                ------------------------------
       10.11    Section Titles................................................55
                --------------
       10.12    Continuing Effect.............................................55
                -----------------
       10.13    Notices.......................................................55
                -------
       10.14    Equitable Relief..............................................56
                ----------------
       10.15    Entire Agreement; Amendments..................................56
                ----------------------------
       10.16    Participations/Assignments....................................57
                --------------------------
       10.17    Indemnity.....................................................58
                ---------
       10.18    Representations and Warranties................................59
                ------------------------------
       10.19    Standard of Materiality.......................................59
                -----------------------
       10.20    Ratable Sharing...............................................59
                ---------------

11.  THE AGENT ...............................................................59
       11.1     Powers........................................................59
                ------
       11.2     Agent in its Capacity as a Lender.............................60
                ---------------------------------
       11.3     Independent Credit Analysis...................................60
                ---------------------------
       11.4     General Immunity..............................................60
                ----------------
       11.5     Right to Indemnity............................................61
                ------------------
       11.6     Action by Agent...............................................61
                ---------------
       11.7     Proportionate Interest of Lenders under the Financing
                -----------------------------------------------------
                Agreements....................................................62
                ----------
       11.8     Agent's Resignation...........................................62
                -------------------
       11.9     Disbursement of Proceeds of Loans and Other Advances..........62
                ----------------------------------------------------
       11.10    Participation in Letters of Credit............................63
                ----------------------------------


TABLE OF CONTENTS - Page iii

       11.11    Apportionment of Payments.....................................63
                -------------------------
       11.12    Agent Reports.................................................63
                -------------
       11.13    Designated Senior Debt........................................64
                ----------------------
       11.14    Amendment and Restatement.....................................64
                -------------------------


TABLE OF CONTENTS - Page iv

EXHIBITS
--------

Exhibit A         Form of Revolving Credit Note
Exhibit B         Form of Monthly Report
Exhibit C         Reconciliation of Inventory and Accounts
Exhibit D         Form of Collateral Report
Exhibit E         Form of Certification
Exhibit F         Form of Borrowing Notice

SCHEDULES
---------

Schedule 3.11     Inventory Locations
Schedule 3.14     Equipment Disclosures
Schedule 3.17a    Owned Real Property
Schedule 3.17b    Leased Real Property
Schedule 4.1      Authorized Persons
Schedule 5.1      Commercial Tort Claims
Schedule 6.1      States of Incorporation and Qualification
Schedule 6.5      Liens
Schedule 6.7      Principal Places of Business and Chief Executive Offices
Schedule 6.8      Other Names
Schedule 6.10     Debt for Borrowed Money
Schedule 6.13     Litigation and Claims
Schedule 6.14     Defaults under other Agreements
Schedule 6.15     Labor Matters
Schedule 6.17     Intellectual Property
Schedule 6.18     Environmental Matters
Schedule 6.22     Capitalization
Schedule 8.5      Guaranties
Schedule 8.9 Loans, Consulting Fees to Officers, Directors, Employees or Stockholders
Schedule 8.16     Bonus Criteria


Schedules - Page Solo

                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

      This Third Amended and Restated Loan and Security Agreement ("Agreement"),
                                                                   -----------
made as of the 21 day of March, 2002, by and among American Builders & Contractors Supply Co., Inc., a Delaware corporation, with its principal place of business and chief executive office at One ABC Parkway, Beloit, Wisconsin 53511 (the "Borrower"), the financial institutions listed on the signature pages
           ----------
hereof (individually, a "Lender" and collectively, the "Lenders"), and Bank of
                                                       ---------
America, National Association (successor by merger to NationsBank, N.A.), with its principal place of business located at 231 S. LaSalle St., 16th Floor, Mail Code IL1-231-16-33, Chicago, IL 60697, in its capacity as administrative agent (the "Agent"), and American National Bank and Trust Company of Chicago, with an
     -------
office at 33 North LaSalle Street, Chicago, Illinois 60690 (the "Co-Agent"):
                                                                ----------

                                   WITNESSETH:
                                   ----------

      WHEREAS, the Borrower, the Agent, the Co-Agent and the Lenders are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of May 12, 1998, as subsequently amended from time to time, as evidenced by the First Amendment to Second Amended and Restated Loan and Security Agreement dated as of January 15, 1999, the Consent and Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of May 5, 1999, the Third Amendment to Second Amended and Restated Second Loan and Security Agreement dated as of November 3, 1999 and the Restated Third Amendment to Second Amended and Restated Loan and Security Agreement dated as of November 3, 1999 (collectively the "Existing Loan Agreement"), pursuant to which Lenders have
                  -------------------------
extended financial accommodations to the Borrower as provided therein;

      WHEREAS, the Borrower, the Agent, the Co-Agent and the Lenders desire to amend and restate the Existing Loan Agreement according to the terms and conditions set forth hereinbelow and as a result thereof, the Borrower, the Agent, the Co-Agent and the Lenders have executed and delivered this Agreement which amends and restates, in its entirety, the Existing Loan Agreement;

      NOW THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by the Lenders, the parties hereto hereby agree as follows:

            1. DEFINITIONS.
               -----------

            1.1 General Terms. When used herein, the following terms shall have
                -------------
      the following meanings:

            "Account Debtor" shall mean the party who is obligated on or under
             --------------
      an Account.

            "Accounts" shall mean all present and future accounts receivable and
             --------
      other rights of the Borrower to payment for goods sold or leased or for services rendered, which are not evidenced by instruments or chattel paper, and whether or not they have been earned by performance.

            "Accounts Trial Balance" shall have the meaning assigned to such
             ----------------------
      term in Section 3.1.
              -----------

            "Additional Location" has the meaning assigned to such term in
             -------------------
      Section 8.3
      -----------

            "Affiliate" shall mean any Person (a) that directly or indirectly,
             ---------
      through one or more intermediaries, controls or is controlled by, or is under common control with the Borrower, (b) that directly or beneficially owns or holds twenty-five percent (25%) or more of any class of the voting stock of the Borrower or (c) twenty-five percent (25%) or more of any class of whose voting stock (or in the case of a Person which is not a corporation, twenty-five percent (25%) or more of the equity interest) is owned directly or beneficially or held by the Borrower.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 1

            "Affiliates Investments Limit" means an amount, determined as of the
             ----------------------------
      first day of each January, April, July and October (which amount, upon each such determination, shall remain fixed until the next determination), equal to the sum of Ten Million Dollars ($10,000,000.00) plus an amount (not less than $0.00) equal to ten percent (10.0%) of the amount by which the net income of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP for the period (taken as one accounting period) beginning on January 1, 1997 and ending on the last day of the most recently completed fiscal quarter, exceeds the aggregate amount of dividends, if any, paid by the Borrower during such period pursuant to, and to the extent allowed by, clause (i) of Section 8.10.
                                                 ----------    ------------

            "Agent" shall mean Bank of America, National Association, successor
             -----
      by merger to NationsBank N.A., in its capacity as Agent hereunder, and any successor agent hereunder.

            "Applicable Margin" shall mean (a) with respect to a Floating Rate
             -----------------
      Loan, an amount equal to one-half of one percent (0.50%), and (b) with respect to a Eurodollar Loan, an amount equal to one and three-quarters percent (1.75%).

            "Availability Test Event" means any (i) purchase of an Additional
             -----------------------
      Location pursuant to Section 8.3, (ii) payment of a dividend pursuant to
                           -----------
      clause (ii) of Section 8.10(b) or (iii) repurchase of any amount of Senior
      -----------    ---------------
      Subordinated Notes pursuant to Section 8.20.
                                     ------------

            "Average Unused Availability" means, for any period, the average
             ---------------------------
      daily amount of Unused Availability for each Business Day during such period.

            "Blocked Accounts" shall have the meaning assigned to such term in
             ----------------
      Section 3.6.
      -----------

            "Borrowing Date" shall mean a date on which a Eurodollar Loan is
             --------------
      made hereunder.

            "Borrowing Notice" shall have the meaning ascribed to such term in
             ----------------
      Section 2.11.
      ------------

            "Business Day" shall mean (a) with respect to any borrowing, payment
             ------------
      or rate selection of Eurodollar Loans, a day other than Saturday or Sunday on which banks are open for business in Chicago, Illinois and on which dealings in United States Dollars are carried in the London interbank market and (b) for all other purposes, a day other than Saturday or Sunday on which banks are open for business in Chicago, Illinois.

            "Co-Agent" shall mean American National Bank and Trust Company of
             --------
      Chicago in its capacity as Co-Agent hereunder, and any successor co-agent hereunder.

            "Code" shall mean the Uniform Commercial Code of the State of Texas,
             ----
      as amended from time to time, and the Uniform Commercial Code applicable in such other states as any Collateral may be located at any time.

            "Collateral" shall mean all property and interests in property now
             ----------
      owned or hereafter acquired by the Borrower or any other Person in or upon which a security interest, lien or mortgage is granted to the Agent or any Lender by the Borrower or such other Person in order to secure the Liabilities, whether under this Agreement, the other Financing Agreements or under any other documents, instruments or writings executed by the Borrower or any other Person and delivered to the Agent or any Lender.

            "Collateral Report" shall have the meaning assigned to such term in
             -----------------
      Section 3.1.
      -----------

            "Collecting Banks" shall have the meaning assigned to such term in
             ----------------
      Section 3.6.
      -----------

            "Corporate Base Rate" shall mean the prime or base rate of interest
             -------------------
      publicly announced from time to time by the Agent, whether or not such rate is the best rate available. Any change in the Corporate Base Rate shall be effective as of the effective date stated in the announcement by the Agent of such change.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 2

            "Debt" means, without duplication, with respect to any Person (the
             ----
      "subject Person") all liabilities, obligations, and indebtedness of the subject Person to any other Person, of any kind or nature, now or hereafter owing, arising, due, or payable, howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed, or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including, without in any way limiting the generality of the foregoing: (a) in the case of the Borrower, the Liabilities; (b) all indebtedness, liabilities, and obligations of any Person secured by any Lien on the subject Person's property, even if the subject Person shall not have assumed or become liable for the payment thereof; provided,
                                                                 --------
      however, that all such indebtedness, liabilities, and obligations which
      -------
      are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (c) all indebtedness, liabilities, and obligations created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by the subject Person, even if the rights and remedies of the lessor, seller, or lender thereunder are limited to repossession of such property; provided, however, that all such
                                                --------  -------
      indebtedness, liabilities, and obligations which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of the subject Person prepared in accordance with GAAP; (d) all indebtedness, liabilities, and obligations under guaranties of Debt; and (e) the present value (discounted at the Corporate Base Rate) of lease payments due under synthetic leases.

            "Default" shall mean the occurrence or existence of any one or more
             -------
      of the following events: (a) the Borrower fails to pay any of the Liabilities when such Liabilities are due, declared due or demanded; (b) the Borrower or any guarantor of the Liabilities fails or neglects to perform, keep or observe any of the covenants, conditions, promises, or agreements contained in this Agreement or any of the other Financing Agreements, and in the case of failure or neglect to perform, keep or observe any of the covenants, conditions, promises or agreements contained in Sections 7.1 (solely with respect to the Borrower's obligations to keep
         ------------
      its books or records and accounts in accordance with GAAP), 7.3, 7.4, 7.8
                                                                  ---  ---  ---
      or 7.11, such failure or neglect shall continue for ten (10) days after an
         ----
      officer of the Borrower located in Beloit, Wisconsin learns thereof or ten
      (10) days after the Agent provides the Borrower with written notice thereof; (c) any written warranty or representation heretofore, now or hereafter made by the Borrower, or any guarantor of the Liabilities in connection with this Agreement or any of the other Financing Agreements is untrue or incorrect in any material respect, or any information contained in any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time by the Borrower to the Agent or any Lender is untrue or incorrect in any material respect, on the date as of which the facts set forth therein are stated or certified; (d) judgments or orders requiring aggregate payments in excess of one Hundred Thousand Dollars ($100,000), for which the Borrower's insurer has not admitted liability, in writing, or assumed the continued defense in the case where the judgment arises, shall be rendered against the Borrower and such judgments or orders shall remain unsatisfied or undischarged and in effect for thirty (30) consecutive days without a stay of enforcement or execution; (e) a notice of lien, levy, or assessment is filed or recorded with respect to ten percent (10%) or more of the Collateral by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipality or other governmental agency or any taxes or debts owing at any time or times hereafter to any one or more of them become a lien upon ten percent (10%) or more of the Collateral; provided,
                                                                      --------
      that this clause (e) shall not apply to any liens, levies, or assessments
                ----------
      which the Borrower or its Subsidiary is contesting in good faith (provided
                                                                        --------
      the Borrower or its Subsidiary has complied with the provisions of clauses
                                                                         -------
      (a) and (b) of Section 7.4) or which relate to current taxes not yet due
      ---     ---    -----------
      and payable; (f) ten percent (10%) or more of the assets of the Borrower, or of the Borrower and its Subsidiaries taken as a whole, or the Collateral is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and on or before the thirtieth (30th) day thereafter such assets are not returned to the Borrower or the owner thereof, as applicable, and/or such writ, distress warrant or levy is not dismissed, stayed or lifted; (g) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed against the Borrower, any of its Subsidiaries or any guarantor of the Liabilities and such proceeding remains undismissed and unstayed for a period of sixty (60) days, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency or receivership law or statute is filed by the Borrower, any of its Subsidiaries or any guarantor of the Liabilities, or the Borrower, any of its Subsidiaries or any guarantor of the Liabilities makes an assignment for the benefit of creditors, or the


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 3

      Borrower, any of its Subsidiaries or any guarantor of the Liabilities authorizes any of the foregoing by proper corporate action, as applicable;
      (h) the Borrower or any of its Subsidiaries voluntarily or involuntarily dissolves or is dissolved; (i) the Borrower, any of its Subsidiaries or any guarantor of the Liabilities becomes insolvent or fails generally to pay its debts as they become due; (j) the Borrower, any of its Subsidiaries or any guarantor of the Liabilities is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of the business affairs of the Borrower or of the Borrower and its Subsidiaries taken as a whole; provided, that the affected business affairs of any other guarantor
             --------
      of the Liabilities have a direct impact upon the business affairs of the Borrower or of the Borrower and its Subsidiaries taken as a whole; (k) a breach by the Borrower, any of its Subsidiaries or any guarantor of the Liabilities shall occur under any material agreement, document or instrument (other than an agreement, document or instrument evidencing the lending of money), whether heretofore, now or hereafter existing between the Borrower, any of its Subsidiaries or such guarantor and any other Person, and such breach shall continue beyond any applicable cure period contained in such agreement, document or instrument; provided, that with
                                                           --------
      respect to any guarantor of the Liabilities, such agreement, document or instrument pertains to the business affairs of the Borrower; (1) a breach by the Borrower, any of its Subsidiaries or any guarantor of the Liabilities shall occur under any written agreement, document or instrument evidencing the lending of money, except for trade payables and normal accruals arising in the ordinary course of business which are not evidenced by any promissory note or similar written instrument, with respect to which the aggregate principal balance is equal to or greater than Two Hundred Thousand Dollars ($200,000), whether theretofore, now or hereafter existing between the Borrower, any of its Subsidiaries or such guarantor and any other Person, and the effect thereof would be to permit the acceleration of the indebtedness thereunder; provided, that with respect to any guarantor of the Liabilities, such written agreement, document or instrument pertains to the business affairs of the Borrower and provided further, that the Default created by this clause (1) shall
          ----------------                                   ----------
      exist only for so long as the relevant indebtedness may be accelerated;
      (m) any guarantor of the Liabilities shall terminate or revoke the obligations of such guarantor under the applicable guarantee agreement or breach any of the terms of such guarantee agreement or any of the other Financing Agreements to which such guarantor is a party; (n) a breach shall occur under the Subordination Agreement, or a breach or default shall occur under the Senior Subordinated Notes or the Indenture; (o) there shall occur any loss, theft, substantial damage or destruction of any item or items of Collateral (a "Loss") if (i) the amount of such Loss
                                          ----
      with respect to which an insurer has not admitted liability, in writing, within a reasonable time after the occurrence of such Loss, exceeds Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate or (ii) any such Loss results in an interruption of the business of the Borrower or any of its Subsidiaries (which shall conclusively be presumed to concern more than one (1) business location of the Borrower or its Subsidiaries) which is not, in the Agent's reasonable discretion, adequately covered by business interruption insurance; (p) the Borrower, any of its Subsidiaries or any guarantor of the Liabilities shall be indicted for any crime for which forfeiture of a material amount of its or his property is a potential penalty; (q) Kenneth A. Hendricks or his wife, their personal representatives and estates, cumulatively shall cease to own either directly or indirectly less than fifty-one percent (51%) of the Borrower's outstanding voting securities; and (r) a material and adverse change shall occur in the business, operations or financial condition of the Borrower or of the Borrower and its Subsidiaries taken as a whole, or a material and adverse change shall occur in the financial condition or the business affairs pertaining to the Borrower or of the Borrower and its Subsidiaries taken as a whole or of any other guarantor of the Liabilities.

            "EBITDA" means net income before interest, taxes, depreciation and
             ------
      amortization, determined on a consolidated basis for the Borrower and its Subsidiaries in accordance with GAAP.

            "Eligible Accounts" shall have the meaning assigned to such term in
             -----------------
      Section 3.2.
      -----------

            "Eligible Inventory" shall have the meaning assigned to such term in
             ------------------
      Section 3.10.
      ------------

            "Environmental  Laws"  shall  mean all  federal,  state  and local
             -------------------
      laws, statutes, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters applicable to the business and property of the Borrower and its Subsidiaries. Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. ss.6901 et seq., as amended; the Comprehensive Environmental
                     -- ---
      Response,  Compensation  and Liability Act ("CERCLA"),
                                                   ------


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 4

      42 U.S.C. ss.9601 et seq., as amended; the Toxic Substance Act, 15 U.S.C.
                        -- ---
      ss.2601 et seq., as amended; the Clean Water Act, 33 U.S.C. ss.466 et
              -- ---                                                     --
      seq., as amended; the Clean Air Act, 42 U.S.C. ss.7401 et seq., as
      ---                                                    -- ---
      amended; state and federal superlien and environmental cleanup programs; and U.S. Department of Transportation regulations.

            "Environmental Notice" shall mean any summons, citation, directive,
             --------------------
      information request, notice of potential responsibility, notice of violation or deficiency, order, claim, complaint, investigation, proceeding, judgment, letters or other written communication, actual or threatened, from the United States Environmental Protection Agency or other federal, state or local agency or authority, or any other entity or individual, public or private, concerning any intentional or unintentional act or omission which involves Management of Hazardous Substances on or off the property and is received by an officer or center manager of the Borrower; the imposition of any lien on property, including but not limited to liens asserted by government entities in connection with Responses to the presence or Release of Hazardous Substances; any alleged violation of or responsibility under Environmental Laws; and, after due inquiry and investigation, any knowledge of any facts which could give rise to any of the above is received or obtained by an officer or center manager of the Borrower.

            "Equipment" shall mean all of the Borrower's machinery, equipment,
             ---------
      fixtures, Rolling Stock and other tangible personal property, other than Inventory, whether located on the Borrower's premises or located elsewhere, together with any and all accessions, parts and appurtenances thereto, whether presently owned or hereafter acquired by the Borrower.

            "ERISA" shall mean the Employee Retirement Income Security Act of
             -----
      1974, as amended.

            "ERISA Affiliate" shall mean each trade or business, including the
             ---------------
      Borrower, whether or not incorporated, which together with the Borrower would be treated as a single employer under Section 4001 of ERISA.

            "Eurodollar Base Rate" shall mean, with respect to a Eurodollar Loan
             --------------------
      for the relevant Eurodollar Interest Period, the rate of interest per annum (rounded upwards, if necessary, to the nearest one-one hundredth of one percent (1/100 of 1.0%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period for a term comparable to such Eurodollar Interest Period. If for any reason such rate is not available, the term "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Loan for a particular Eurodollar Interest Period, the rate of interest per annum (rounded upwards, if necessary, to the nearest one-one hundredth of one percent (1/100 of 1.0%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in United States dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period for a term comparable to such Eurodollar Interest Period, provided,
                                                                       --------
      that if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. As used herein, "Telerate Page 3750" refers to the British Bankers Association Libor Rates (determined at 11:00 a.m. (London time) that are published by Dow Jones Telerate, Inc.

            "Eurodollar Interest Period" shall mean, with respect to a
             --------------------------
      Eurodollar Loan, a period of one (1), two (2), three (3), four (4), six
      (6) or twelve (12) months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on (but exclude) the day which corresponds numerically to such date one (1), two (2), three (3), four (4), six (6) or twelve (12) months thereafter, provided, that if there is no such numerically corresponding day in such first (lst), second (2nd), third (3rd), fourth (4th), sixth
      (6th) or twelfth (12) succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such first (lst), second (2nd), third (3rd), fourth (4th), sixth (6th) or twelfth (12th) succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day, provided, that if said next succeeding Business Day falls in a new month, such Eurodollar Interest Period shall end on the last preceding Business Day.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 5

            "Eurodollar Loan" shall mean the portion of the Revolving Loans
             ---------------
      which bears interest at a Eurodollar Rate.

            "Eurodollar Rate" shall mean, with respect to a Eurodollar Loan for
             ---------------
      the relevant Eurodollar Interest Period, the sum of the Eurodollar Base Rate applicable to that Eurodollar Interest Period plus the Applicable Margin in effect at the beginning of such Eurodollar Interest Period.

            "Event of Default" shall mean an event which through the passage of
             ----------------
      time or the service of notice or both would (assuming no action is taken by the Borrower to cure the same) mature into a Default.

            "Existing Loan Agreement" shall have the meaning specified for such
             -----------------------
      term in the recitals to this Agreement.

            "Financials" shall have the meaning assigned to such term in Section
             ----------                                                  -------
      6.4.
      ---

            "Financing Agreements" shall mean this Agreement and all other
             --------------------
      agreements, instruments and documents, including without limitation security agreements, loan agreements, notes, guarantees, mortgages, deeds of trust, subordination agreements, intercreditor agreements, pledges, powers of attorney, consents, assignments, collateral assignments, reimbursement agreements, contracts, leases, financing statements and all other written matter whether heretofore, now, or hereafter executed by or on behalf of the Borrower, any of its Affiliates or Subsidiaries or any guarantor of the Liabilities and delivered to the Agent or any Lender, together with all agreements and documents referred to therein or contemplated thereby, as each may be amended, modified, supplemented or extended from time to time, but shall exclude all agreements, instruments and documents pertaining to loans made by any Lender to Kenneth A. Hendricks, individually.

            "Fixed Charge Coverage Ratio" means, as of the end of any calendar
             ---------------------------
      month, determined for the Borrower and its Subsidiaries for the preceding twelve (12) calendar months on a consolidated basis in accordance with GAAP (other than the exclusion from such determination of any of the following items used in such determination to the extent that it arises with respect to a Subsidiary of the Borrower prior to the date such Person becomes a Subsidiary of, or is consolidated with, the Borrower), the ratio of (a) EBITDA to (b) the sum of (i) the amount of Net Interest Expense paid in cash during such period plus (ii) the aggregate amount of all
                                      ----
      principal payments made in cash with respect to Debt (other than principal payments on Revolving Loans or repurchases of Senior Subordinated Notes pursuant to Section 8.20) during such period plus (iii) the amount of Net
                  ------------                     ----
      Capital Expenditures during such period, plus (iv) the amount of income or
                                               ----
      franchise taxes paid in cash during such period, plus (v) the amount of
                                                       ----
      distributions to stockholders of the Borrower paid in cash during such period pursuant to clause (b)(i) of Section 8.10.
                         -------------    ------------

            "Floating Rate" shall mean, with respect to a Floating Rate Loan, a
             -------------
      rate per annum equal to the sum of the Corporate Base Rate plus the Applicable Margin, changing on the first day of the calendar month following the effective date of any change in the Corporate Base Rate.

            "Floating Rate Loan" shall mean the portion of the Revolving Loan
             ------------------
      which bears interest at a Floating Rate.

            "Funded Debt" means indebtedness that matures more than one year
             -----------
      from the date of creation thereof, or that is directly or indirectly renewable or extendible at the option of such Person under a revolving credit or similar arrangement obligating the payee to renew or extend credit over a period of more than one year from the date of such creation, determined on a consolidated basis for the Borrower and its Subsidiaries, including current maturities of long term debt and short term debt extendable beyond one year at the option of such Person. "Funded Debt" includes, in any event, the unpaid balance of the Revolving Loans.

            "GAAP" shall mean generally accepted accounting principles as used
             ----
      by the Financial Accounting Standards Board, as in effect from time to time, consistently applied.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 6

            "General Intangibles" shall mean all general intangibles, choses in
             -------------------
      action, causes of action and all other intangible personal property of the Borrower of every kind and nature wherever located and whether presently owned or hereafter acquired by the Borrower (other than Accounts), including without limitation corporate or other business records, inventions, designs, patents, patent applications, service marks, service mark applications, trademarks, trademark applications, tradenames, tradestyles, trade secrets, goodwill, registrations, computer software, operational manuals, product formulas for industrial processes, blueprints, drawings, copyrights, copyright applications, licenses, license agreements, permits, operating rights and authorities to move heavy equipment, franchises, customer lists, tax refunds, tax refund claims and the like.

            "Hazardous Substances" shall mean hazardous substances, hazardous
             --------------------
      wastes, hazardous waste constituents and reaction by-products, hazardous materials, pesticides, oil and other petroleum products, and toxic substances, including asbestos and PCBs, as those terms are defined pursuant to Environmental Laws.

            "Indenture" means the certain Indenture dated as of May 7, 1997
             ---------
      among the Borrower, certain Subsidiaries of the Borrower and NorWest Bank Minnesota, National Association, and any renewals, extensions, modifications, amendments or restatements thereof, which governs the Senior Subordinated Notes.

            "Initial Term" shall have the meaning assigned to such term in
             ------------
      Section 2.8.
      -----------

            "Inventory" shall mean any and all inventory and goods, including
             ---------
      without limitation goods in transit, wheresoever located, whether now owned or hereafter acquired by the Borrower, which are held for sale or lease, furnished under any contract of service or held as raw materials, work-in-process or supplies, and all materials used or consumed in the Borrower's business, and shall include such property the sale or other disposition of which has given rise to Accounts and which has been returned to or repossessed or stopped in transit by the Borrower.

            "Inventory Sublimit" shall have the meaning assigned to such term in
             ------------------
      subsection 2.1(ii).

            "Letters of Credit" shall have the meaning assigned to such term in
             -----------------
      Section 2.2.
      -----------

            "Liabilities" shall mean all of the Borrower's liabilities,
             -----------
      obligations and indebtedness to the Agent and/or any of the Lenders of any and every kind and nature, whether heretofore, now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, acquired, or owing, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations of performance) and whether arising or existing under written agreement, oral agreement or by operation of law, but only to the extent that the foregoing arises under or in connection with the Borrower's indebtedness and obligations to the Agent and/or any of the Lenders under this Agreement (including without limitation all "Liabilities" defined by the Existing Loan Agreement and renewed and continued hereunder) and the other Financing Agreements and the Borrower's reimbursement obligations with respect to any Letter of Credit.

            "Loan Account" shall have the meaning assigned to such term in
             ------------
      Section 2.4.
      -----------

            "Loan Availability" shall have the meaning assigned to such term in
             -----------------
      Section 2.1.
      -----------

            "Manage" or "Management" shall mean to generate, handle,
             ------      ----------
      manufacture, process, treat, store, use, re-use, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of, release, threaten to release or abandon Hazardous Substances.

            "Maximum Facility" shall mean the maximum amount which the Lenders
             ----------------
      have agreed to consider as a ceiling on the outstanding principal balance of the Revolving Loans to be made and Letters of Credit to be issued under this Agreement. The Maximum Facility shall be Two Hundred Fifty Million Dollars ($250,000,000.00).

            "Monthly Report" shall have the meaning assigned to such term in
             --------------
      Section 3.1.
      -----------


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 7

            "Multiemployer Plan" shall have the meaning assigned to such term in
             ------------------
      Section 6.23.
      ------------

            "Net Capital Expenditures" means, for any period, the aggregate
             ------------------------
      amount of capital expenditures during such period, minus net proceeds of
                                                         -----
      sale of fixed assets received in cash during such period, minus the
                                                                -----
      aggregate amount of such capital expenditures (whether made during such period or any prior period) which were financed during such period with obligations other than the Revolving Loans, which aggregate amount may not be less than zero.

            "Net Interest Expense" means interest expense, including the portion
             --------------------
      of any payment with respect to a capital lease which is classified as interest in accordance with GAAP, less interest income.

            "Outstanding Senior Subordinated Notes" means Senior Subordinated
             -------------------------------------
      Notes other than Repurchased Senior Subordinated Notes.

            "Overadvance" shall mean the amount, if any (determined upon the
             -----------
      funding of any Revolving Loan) by which the aggregate amount of all Revolving Loans exceeds the Loan Availability.

            "PBGC" shall have the meaning assigned to such term in Section 6.23.
             ----                                                  ------------

            "Person" shall mean any individual, sole proprietorship,
             ------
      partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party, or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including without limitation any instrumentality, division, agency, body or department thereof).

            "Plan" shall have the meaning assigned to such term in Section 6.23.
             ----                                                  ------------

            "Post Test Event Period" means, with respect to any Availability
             ----------------------
      Test Event, the period beginning on the Business Day following the effective date of such Availability Test Event and ending sixty (60) days thereafter.

            "Post Test Event Shortfall" means, with respect to any Post Test
             -------------------------
      Event Period, the existence on any day during such period of Unused Availability in an amount less than $25,000,000.

            "Prohibited Transaction" shall have the meaning assigned to such
             ----------------------
      term in Section 6.23.
              ------------

            "Projections" shall mean, collectively, the consolidated and
             -----------
      consolidating projected financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 6.4 and those required to be
                                         -----------
      delivered to the Agent pursuant to Section 7.1. Each set of Projections
                                         -----------
      shall cover the two (2) year period immediately following the date thereof, shall be prepared on a monthly basis for the first year of such period and on an annual basis for the second year of such period, in a form and manner reasonably satisfactory to the Agent, and shall be reasonably satisfactory, in substance, to the Agent and the Lenders, and shall include: (a) projected balance sheets, (b) projected cash flow statements, (c) projected profit and loss statements, (d) projected capital expenditures detailed by anticipated major expenditures and (e) appropriate supporting details and statements of underlying assumptions.

            "Pro Rata Share" shall mean the percentage interest of each of the
             --------------
      Lenders as indicated on the signature pages to this Agreement.

            "Purchase Price" shall have the meaning assigned to such term in
             --------------
      Section 8.3.

            "Release" shall mean any actual or threatened spilling, leaking,
             -------
      pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Substances into the environment, as "environment" is defined in CERCLA.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 8

            "Reportable Event" shall have the meaning assigned to such term in
             ----------------
      Section 6.23.
      ------------

            "Repurchased Senior Subordinated Notes" means Senior Subordinated
             -------------------------------------
      Notes that are held by Borrower following repurchase thereof not prohibited by this Agreement.

            "Requisite Lenders" shall mean Lenders having, in the aggregate, Pro
             -----------------
      Rata Shares of at least 66.67%.

            "Respond" or "Response" shall mean any action taken pursuant to
             -------      --------
      Environmental Laws to correct, remove, remediate, cleanup, prevent, mitigate, monitor, evaluate, investigate or assess the Release of a Hazardous Substance.

            "Revolving Credit Notes" shall have the meaning assigned to such
             ----------------------
      term in Section 2.1.
              -----------

            "Revolving Loans" shall have the meaning assigned to such term in
             ---------------
      Section 2.1.
      -----------

            "Rolling Stock" shall mean the Borrower's forklifts, lift trucks,
             -------------
      motor vehicles, trailers and other Rolling Stock, whether located on the Borrower's premises or located elsewhere together with any and all accessions, parts and appurtenances thereto, including but not limited to conveyors, booms, scissor beds and cranes, whether presently owned or hereafter acquired by the Borrower.

            "Senior Subordinated Notes" means the certain 10.625% Senior
             -------------------------
      Subordinated Notes due 2007, executed and issued by the Borrower in an aggregate principal amount not exceeding One Hundred Million Dollars ($100,000,000.00) pursuant to the Indenture, and any and all renewals, extensions, modifications, amendments or restatements thereof to the extent accomplished in compliance with the prior consent of the Agent as required by Section 8.18.

            "Subordination Agreement" shall mean the Subordination Agreement
             -----------------------
      dated as of December 12, 1990, executed by GAF Corporation (or its successors-in-interest) in favor of the Agent and the Lenders, and consented to by the Borrower, as such agreement may be amended, modified or reaffirmed from time to time.

            "Subsidiary"  shall mean any  corporation of which more than fifty
             ----------
      percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Borrower or any partnership or joint venture of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by the Borrower. Subsidiary includes, without limitation, each of Mule-Hide Products Co., Inc., a Texas corporation, Amcraft Building Products Co., Inc., a Delaware corporation, Vande Hey Roof Tile Installation, Inc., a Delaware corporation and Vande Hey Raleigh Roof Tile Manufacturing, Inc., a Delaware corporation, respectively, each wholly-owned by the Borrower.

            "Subordinated Seller Obligations" means purchase money obligations
             -------------------------------
      of the Borrower incurred in connection with the purchase of Additional Locations (not exceeding the maximum amount permitted under Section 8.3) to the extent such obligations are expressly made subject to a written subordination agreement among the holder of such obligations, the Borrower, the Agent and the Lenders, in form satisfactory to the Agent and the Lenders, which provides (without limitation) that (i) such obligations are subordinate in right of payment and claim in favor of all Liabilities from time to time existing, (ii) the Borrower's obligation to pay, and such holder's right to receive, payments of such obligations shall be suspended upon written notice by the Agent to such holder and the Borrower, which notice may be issued by the Agent at any time in its discretion whether or not any Default or Event of Default is in existence,
      (iii) in any event, prepayment of such obligations is prohibited without the prior written consent of the Agent and the Lenders and (iv) such holder may not exercise any remedies against the Borrower in respect of collection or enforcement of such obligations until the Financing Agreements have been terminated and all Liabilities have been paid in full.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 9

            "Tax Code" shall have the meaning assigned to such term in Section
             --------                                                  -------
      6.23.
      ----

            "Term" shall have the meaning assigned to such term in Section 2.8.
             ----                                                  -----------

            "Unused Availability" means, at any time, the amount by which Loan
             -------------------
      Availability at such time exceeds the sum of (i) the unpaid balance of Revolving Loans at such time plus (ii) the aggregate undrawn face amount of the Letters of Credit outstanding at such time.

            1.2 Accounting Terms. Any accounting terms used in this Agreement
                ----------------
which are not specifically defined herein shall have the meanings customarily given them in accordance with GAAP.

            1.3 Others Defined in Code. All terms contained in this Agreement
                ----------------------
(and which are not otherwise specifically defined herein) shall have the meanings provided by the Code to the extent the same are used or defined therein.

            1.4 Effect of Amendment and Restatement. Upon the execution and
                -----------------------------------
delivery of this Agreement, the obligations of the Borrower to repay the loans and advances arising under the Existing Loan Agreement shall be renewed by this Agreement and shall continue in full force and effect and the liens and security interests securing payment thereof shall be renewed and continued by this Agreement and shall continue in full force and effect, but shall now be governed by the terms of this Agreement and each of the other Financing Agreements (exclusive of the Existing Loan Agreement).

            2. CREDIT.
               ------

            2.1 Revolving Loans. Provided there does not then exist a Default or
                ---------------
an Event of Default, and subject to the provisions of Section 4, each Lender
                                                      ---------
will, from time to time, up to and including the last day of the Initial Term or, if extended pursuant to Section 2.8, any subsequent Term, upon the
                            -----------
Borrower's request made in the manner set forth in Section 4.1, advance to the
                                                   -----------
Borrower on a revolving credit basis (the "Revolving Loans") such Lender's Pro
                                           ---------------
Rata Share of an aggregate amount equal to up to the lesser of (a) the Maximum Facility, less the aggregate undrawn face amount of the then outstanding Letters of Credit and (b) an amount equal to (i) Loan Availability less (ii) the aggregate undrawn face amount of the then outstanding Letters of Credit. As used herein, "Loan Availability" at any time shall mean the sum of the following:
         -----------------

            (1) up to eighty-five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) then outstanding under existing Eligible Accounts at such time, less such reserves as the Agent in its sole discretion elects to establish; plus
                                           ----

            (2) up to the lesser of (x) an amount equal to (i) sixty percent (60%) during the period beginning July 1 of each calendar year and continuing through November 30 of such year or (ii) sixty-five percent (65%) during the period beginning December 1 of each calendar year through and including June 30 of the following calendar year, of Eligible Inventory, less such reserves as the Agent in its sole discretion elects to establish and (y) the Inventory Sublimit. The "Inventory Sublimit" (a)
                                                        ------------------
      at any time during the period from December 1 of each year through and including June 30 of the following year, shall be an amount equal to sixty percent (60.0%) of the aggregate amount of Revolving Loans outstanding at any such time, and (b) at any time during the period from July 1 of each year through and including November 30 of such year, shall be an amount equal to fifty percent (50.0%) of the aggregate amount of Revolving Loans outstanding at any such time.

Each Lender irrevocably agrees that it shall make its Pro Rata share of each Revolving Loan available to the Agent in accordance with the terms of this Agreement. Payments made by the Agent to any Person on account of any Letter of Credit shall constitute Revolving Loans hereunder, the proceeds of which shall be used to reimburse the Agent for such payments. Each advance to the Borrower under this Section 2.1 shall be in integral multiples of Five Thousand Dollars
           -----------
($5,000) (other than Revolving Loans created by payment on a Letter of Credit) and shall, on the day of such advance, be


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 10
deposited, in immediately available funds, in the Borrower's demand deposit account with the Agent, or in such other account as the Borrower may, from time to time, designate. The indebtedness of the Borrower under this Section 2.1
                                                                -----------
shall be evidenced by revolving credit notes of even date herewith issued by the Borrower to the Lenders in the form attached hereto as Exhibit A (the "Revolving
                                                       ---------       ---------
Credit Notes"). The provisions of the Revolving Credit Notes notwithstanding,
------------
the Liabilities evidenced by the Revolving Credit Notes shall become immediately due and payable upon the earlier to occur of (A) the last day of the Initial Term or, if extended pursuant to Section 2.8, any subsequent Term and (B) the
                                 -----------
acceleration of the Liabilities.

            2.2 Letters of Credit. Provided there does not then exist a Default
                -----------------
or an Event of Default, and subject to the provisions of Section 4, the Agent
                                                         ---------
may, in its sole discretion, from time to time, up to and including the seventy-fifth (75th) day before the last day of the Initial Term or, if extended pursuant to Section 2.8, any subsequent Term, issue upon the Borrower's request
            -----------
and for the Borrower's account, irrevocable standby and documentary letters of credit (collectively, the "Letters of Credit"). The aggregate undrawn face
                           -----------------
amount of outstanding Letters of Credit (a) shall not at any time exceed Twenty Million Dollars ($20,000,000) and (b) shall serve to reduce the amount otherwise available for Revolving Loans. Payments made by the Agent to any Person on account of any Letter of Credit shall constitute Revolving Loans hereunder, the proceeds of which shall be used to reimburse the Agent for such payments. No Letter of Credit shall have an expiry date later than the last day of the Initial Term or. any renewal Term, if applicable. Applications for the issuance of Letters of Credit must be received by the Agent, in a form satisfactory to the Agent, at least three (3) Business Days prior to the requested issuance date thereof. It is expressly understood and agreed by the Borrower that nothing contained in this Agreement shall, at any time, require the Agent to issue Letters of Credit and the issuance of such Letters of Credit shall at all times be in the Agent's sole discretion. The Borrower hereby agrees to protect, indemnify, pay and save the Agent harmless from ]and against any and all claims, actions, causes of action, judgments, suits, obligations, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and disbursements) which it may incur or be subject to as a consequence, direct or indirect, of the issuance of the Letters of Credit, or any drawing or purported drawing thereunder, other than as a result of the gross negligence or willful misconduct of the Agent. Except for the Agent's gross negligence or willful misconduct, the Borrower shall assume all risks of the acts, omissions or misuse of the Letters of Credit by the beneficiaries thereof. Except for the Agent's gross negligence or willful misconduct, the Agent shall not be responsible: (a) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all aspects invalid, insufficient, inaccurate, fraudulent or forged; (b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letters of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (c) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(d) for errors in interpretation of technical terms; (e) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letters of Credit or of the proceeds thereof; and (f) for any consequences arising from causes beyond the control of the Agent.

            2.3 Principal Balance of Liabilities Not to Exceed the Maximum
                ----------------------------------------------------------
Facility. The sum of the aggregate outstanding principal balance of the
--------
Revolving Loans made under this Agreement and the aggregate face amount of the outstanding Letters of Credit shall not, at any given time, exceed the lesser of
(a) the Maximum Facility or (b) an amount equal to the sum of (i) Loan Availability at such time plus (ii) the amount of any Overadvance to the limited
                          ----
extent allowed by Agent in its discretion pursuant to Section 11.9(b). The
                                                      ---------------
Borrower agrees that if at any time any such excess shall arise, the Borrower shall promptly pay to the Agent, for the account of the Lenders, such amount as may be necessary to eliminate such excess. The Borrower further agrees that if at any time the Inventory Sublimit or any of the other limits or ratios contained in Section 2.1 or 2.2 are exceeded, the Borrower shall promptly pay to
             -----------    ---
the Agent, for the account of the Lenders, such amount as may be necessary to eliminate such excess.

            2.4 Borrower's Loan Account. The Agent shall maintain a loan account
                -----------------------
(the "Loan Account") on its books in which shall be recorded (a) all Revolving
      ------------
Loans made by the Lenders, or the Agent for the account of the Lenders, to the Borrower pursuant to this Agreement, (b) all payments made by the Borrower on all such Revolving Loans and (c) all other appropriate debits and credits as provided in this Agreement or any of the other Financing Agreements, including without limitation all fees, charges, expenses and interest. All entries in the Borrower's Loan Account shall be made in accordance with the Agent's customary accounting practices pursuant to GAAP as in effect from time to


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 11 time. The Borrower promises to pay the amount reflected as owing by it under its Loan Account and all of its other obligations hereunder as such amounts become due or are demanded or declared due pursuant to the terms of this Agreement.

            2.5 Statements. All Revolving Loans to, and Letters of Credit issued
                ----------
for the benefit of, the Borrower, and all other debits and credits provided for in this Agreement or any of the other Financing Agreements, shall be evidenced by entries made by the Agent in its internal data control systems showing the date, amount and reason for each such debit or credit. Until such time as the Agent shall have rendered to the Borrower written statements of account as provided herein, the balance in the Borrower's Loan Account, as set forth on the Agent's most recent computer printout, shall be rebuttably presumptive evidence of the amounts due and owing the Agent and the Lenders by the Borrower. From time to time, the Agent shall render to the Borrower a statement setting forth the balance of the Borrower's Loan Account, including principal, interest, expenses and fees. Each such statement shall be subject to subsequent adjustment by the Agent but shall, absent manifest errors or omissions, be rebuttably presumed correct and to that extent binding upon the Borrower and shall constitute an account stated unless, within thirty (30) days after receipt of any statement from the Agent, the Borrower shall deliver to the Agent written objection thereto specifying the error or errors, if any, contained in such statement.

            2.6 Interest and Fees.
                -----------------

            (1) The Borrower shall pay to the Agent, for the account of the Lenders, interest on the outstanding principal balance of (i) the Floating Rate Loan at the Floating Rate and (ii) the Eurodollar Loan at the applicable Eurodollar Rate. Notwithstanding the foregoing, upon the written election by the Agent, following the occurrence and during the continuance of any Default, the Borrower shall pay to the Agent, for the account of the Lenders, interest on the outstanding principal balance of the Revolving Loans at the per annum rate of two percent (2.0%) plus the interest rate then in effect under this Agreement (the "Default Rate"). Interest shall be payable monthly in arrears on the first
      ------------
day of each calendar month commencing April 1, 2002, and shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

            (2) Subject to Section 2.10, on the signing of this Agreement the
                           ------------
Borrower shall pay to the Agent, for the benefit of the Lenders, a closing fee in an amount equal to one-eighth of one percent (0.125%) of the Maximum Facility calculated as of the date of this Agreement (such fee, the "Closing Fee"). The
                                                            -----------
Closing Fee will be shared pro rata among the Lenders.

            (3) Subject to Section 2.10, the Borrower shall pay to the Agent,
                           ------------
for the account of the Lenders, an unused facility fee equal to one-fourth percent (0.25%) per annum of the amount by which the Maximum Facility exceeds the sum of the average outstanding Revolving Loans during the immediately preceding calendar month plus the average aggregate undrawn face amount of the Letters of Credit issued and outstanding during the immediately preceding calendar month, computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed, which shall be payable monthly in arrears on the first day of each calendar month commencing April 1, 2002.

            (4) Subject to Section 2.10, the Borrower shall pay to the Agent,
                           ------------
for the account of the Lenders, a Letter of Credit fee equal to one percent (1.00%) per annum of the average aggregate undrawn face amount of the Letters of Credit issued and outstanding during the immediately preceding calendar month, computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed. In addition, the Borrower will pay to the Agent, for its own account, the Agent's customary issuance and processing charges and fees for letters of credit. All of the foregoing fees and charges shall be payable monthly in arrears on the first day of each calendar month commencing [April] 1, 2002. Upon the written election of the Agent, following the occurrence and during the continuance of a Default, the Letter of Credit fee shall be charged at the per annum rate of three percent (3.00%) of the average aggregate undrawn face amount of the Letters of Credit issued and outstanding during the immediately preceding calendar month.

            (5) Subject to Section 2.10, as a monthly servicing fee to the Agent
                           ------------
(i) the Borrower shall pay to the Agent, for its own account, a monthly servicing fee, payable monthly in arrears on the last day of each calendar month, of $7,083.33 per month.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 12

            2.7 Method for Making Payments. All payments that the Borrower is
                --------------------------
required to make to the Agent or the Lenders under this Agreement or under any of the other Financing Agreements shall be made in immediately available funds not later than 1:00 p.m. (Chicago, Illinois time) on the date of payment at the Agent's office at 231 S. LaSalle St., 16th Floor, Mail Code IL1-231-16-33, Chicago, IL 60697, or at such other place as the Agent directs from time to time, or in the Agent's sole discretion, by appropriate debits to the Loan Account. Payments made after 1:00 p.m. (Chicago, Illinois time) shall be deemed to have been made on the next succeeding Business Day.

            2.8 Term of this Agreement. Subject to all other terms and
                ----------------------
conditions hereof, this Agreement shall be effective until June 30, 2005 (the "Initial Term") and shall automatically extend for successive one year periods
 ------------
(each a "Term") of one year (each extending through the next succeeding June 30)
         ----
unless terminated by the Borrower or the Agent or any of the Lenders by written notice of intention to terminate this Agreement as of the end of the Initial Term or any such Term, as the case may be, which, in order to be effective, must be delivered to all other parties to this Agreement at least sixty (60) days prior to the end of the Initial Term or any such Term, as the case may be. Following timely delivery of any such notice, unless otherwise agreed in writing by the Borrower, the Agent and all the Lenders, this Agreement shall terminate as of the expiration of the Initial Term or any such Term, as the case may be, provided that (a) all of the Agent's and each of the Lenders' rights and remedies under this Agreement and (b) the security interests reaffirmed and created under Section 5.1 and under any of the other Financing Agreements, shall
              -----------
survive any such termination until all of the Liabilities under this Agreement and the other Financing Agreements have been paid in full. In addition, the Agent may at any time demand repayment of the Liabilities and the Liabilities may be accelerated as set forth in Section 9.1. Upon the effective date of
                                   -----------
termination, all of the Liabilities shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all of the Liabilities hereunder shall have been fully paid and satisfied, the Agent shall be entitled to retain its security interests, for the benefit of the Lenders, in and to all existing and future Collateral and the Borrower shall continue to remit collections of Accounts and proceeds as provided herein.

            2.9 Optional Prepayments. The Borrower may, at its option, prepay at
                --------------------
any time during the Initial Term or any subsequent Term all or any portion of the Liabilities. Subject to Section 2.10 and the requirements of Section
                            ------------                         -------
2.11(c), prepayments of a portion of the Liabilities may be made by the Borrower
-------
without incurring a premium or prepayment.

            2.10 Limitation on Charges. In no contingency or event whatsoever
                 ---------------------
shall the amount of interest under the Financing Agreements paid by Borrower, received by Agent or Lenders, agreed to be paid by Borrower, or requested or demanded to be paid by Agent, exceed the maximum rate of interest permitted from day to day by any applicable state or federal law (the "Maximum Rate"). In the
                                                        ------------
event any such sums paid by Borrower would exceed the Maximum Rate, such excess amount shall automatically be applied to any unpaid principal or, if the amount of such excess exceeds said unpaid principal, such excess shall be paid to Borrower. All sums paid, or agreed to be paid, by Borrower which are or hereafter may be construed to be compensation for the use, forbearance, or detention of money shall be amortized, prorated, spread and allocated in respect of the Liabilities throughout the full term of this Agreement until the Liabilities are paid in full. Notwithstanding any provisions contained in the Financing Agreements, or in any notes or other related documents executed pursuant hereto, Agent and Lenders shall never be entitled to receive, collect or apply as interest any amount in excess of the Maximum Rate and, in the event Agent or Lenders ever receive, collect, or apply any amount that otherwise would be in excess of the Maximum Rate, such amount shall automatically be deemed to be applied in reduction of the unpaid principal balance of the Liabilities and, if such principal balance is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the Maximum Rate, Borrower and Agent shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as a standby fee, commitment fee, prepayment charge, delinquency charge or reimbursement for a third-party expense rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts throughout the entire period during which the indebtedness was outstanding the total amount of interest at any time contracted for, charged or received. Nothing herein contained shall be construed or so operate as to require Borrower to pay any interest, fees, costs, or charges greater than is permitted by applicable law. Subject to the foregoing, Borrower hereby agrees that the actual effective rate of interest from time to time existing with respect to loans under this Agreement, taking into account all amounts agreed to by Borrower or charged or received by Lenders or Agent under the Financing Agreements which


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 13 may be deemed to be interest under applicable law, shall be deemed to be a rate which is agreed to and stipulated by Borrower, Lenders and Agent in accordance with applicable law.

            2.11 Method of Selecting Rate Options; Additional Provisions
                 -------------------------------------------------------
Regarding Eurodollar Loans.
--------------------------

            (1) Except as otherwise provided herein, the Borrower may select a Eurodollar Rate with respect to any Revolving Loans permitted under this Agreement and as provided by this Section 2.11; provided, that no more than
                                  ------------
twelve (12) Eurodollar Interest Periods may be in existence at any one time; and provided, further, that at all times the amount of the Floating Rate Loans shall
--------  -------
be sufficient so that application of the proceeds of Accounts in accordance with
Section 3.6 will not necessitate a payment of the Eurodollar Loan on a day other
-----------
than the last day of the applicable Eurodollar Interest Period. Revolving Loans shall bear interest at the Floating Rate unless the Borrower provides a Borrowing Notice to the Agent and each Lender in the form of Exhibit F (a
                                                             ---------
"Borrowing Notice"), signed by a duly authorized officer of the Borrower,
 ----------------
irrevocably electing that a portion of the Revolving Loans is to bear interest at a Eurodollar Rate. The Borrowing Notice shall be delivered to the Agent and each Lender not later than three (3) Business Days before the Borrowing Date for each Eurodollar Loan, and shall specify:

            (1) the Borrowing Date of such proposed Eurodollar Loan, which shall be a Business Day;

            (2) the aggregate amount of such proposed Eurodollar Loan, each of which shall be in the minimum principal amount of Three Million Dollars ($3,000,000) and in integral multiples of One Million Dollars ($1,000,000); and

            (3) the Eurodollar Interest Period applicable thereto.

Each Eurodollar Loan shall bear interest from and including the first day of the Eurodollar Interest Period applicable thereto to (but not including) the last day of such Eurodollar Interest Period at the interest rate determined as applicable to such Eurodollar Loan, but interest on such Eurodollar Loan shall be payable as provided in subsection 2.6(a). If at the end of a Eurodollar
                          -----------------
Interest Period for an outstanding Eurodollar Loan the Borrower has failed to elect to continue such Eurodollar Loan as a Eurodollar Loan by providing an appropriate Borrowing Notice to the Agent and each Lender as set forth above, then such Eurodollar Loan shall be converted to a Floating Rate Loan on and after the last day of such Eurodollar Interest Period. An outstanding Floating Rate Loan may be converted to a Eurodollar Loan at any time subject to the notice provisions and the limitations set forth above. The Borrower may not select a Eurodollar Rate for a portion of the Revolving Loans if there exists a Default or an Event of Default. The Borrower shall select Eurodollar Interest Periods with respect to Eurodollar Loans so that no Eurodollar Interest Period expires after the end of the Initial Term or, if extended pursuant to Section
                                                                      -------
2.8, any subsequent Term.
---

            (2) If any Lender determines that maintenance of a Eurodollar Loan would violate any applicable law, rule, regulation or directive, whether or not having the force of law, such Lender shall suspend the availability of the Eurodollar Rate option and require any Eurodollar Loans owing to it to be converted to a Floating Rate Loan; or if any Lender determines that (i) deposits of a type or maturity appropriate to match fund Eurodollar Loans are not available, such Lender shall suspend the availability of the Eurodollar Rate option after the date of any such determination, or (ii) the Eurodollar Rate does not accurately reflect the cost of making a Eurodollar Loan, such Lender shall suspend the availability of the Eurodollar Rate option after the date of any such determination.

            (3) If any payment of a Eurodollar Loan occurs on a date which is not the last day of the applicable Eurodollar Interest Period, whether because of acceleration, prepayment or otherwise, or a Eurodollar Loan is not made on the date specified by the Borrower because the Borrower has not satisfied the conditions precedent to such Eurodollar Loan contained in this Agreement or has otherwise breached the terms of this Agreement, the Borrower will indemnify the Lenders for any loss or cost incurred by any of them resulting therefrom, including without limitation any loss or cost in liquidating or employing deposits acquired to fund or maintain the Eurodollar Loan, provided, however,
                                                           --------  -------
that each Lender, as applicable, shall to the extent practical, notify the Borrower of any expected loss or cost in advance and attempt in good faith to mitigate or avoid any such loss or cost.

            (4) A Lender shall deliver a written statement as to the amount due, if any, under paragraph (c) above. Such written statement shall set forth in reasonable detail the calculations upon which the Lender determined such


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 14 amount and shall be presumed correct. Determination of amounts payable under such paragraph in connection with a Eurodollar Loan shall be calculated as though the Lender funded its Eurodollar Loan through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate applicable to such Revolving Loan whether in fact that is the case or not. Unless otherwise provided herein, the amount specified in the written statement shall be payable on demand after receipt by the Borrower of the written statement.

            2.12 Yield Protection. If in the reasonable interpretation of the
                 ----------------
Agent or any Lender the adoption of any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) after the date hereof, or any change therein after the date hereof, or any change in the interpretation or administration thereof after the date hereof, or the compliance of the Agent or any Lender therewith after the date hereof,

            (a) subjects the Agent or any Lender to any tax, duty, charge, fee, deduction or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of the Agent or the Lenders), or changes the basis of taxation of payments to the Agent or any Lender in respect of the Financing Agreements or other amounts due it hereunder, or

            (b) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Agent or any Lender, or

            (c) imposes or increases or renders applicable any special deposit, assessment, insurance charge, reserve or liquidity or other similar requirement (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by the Agent or any Lender, or

            (d) imposes any other condition the result of which is to increase the cost to the Agent or any Lender of making, funding or maintaining advances or reduces any amount receivable by the Agent or any Lender in connection with advances, or requires the Agent or any Lender to make any payment calculated by reference to the amount of advances held or interest received by it, by an amount deemed material by the Agent or such Lender, or

            (e) affects the amount of capital required or expected to be maintained by the Agent or any Lender or any corporation controlling the Agent or any Lender and the Agent or such Lender determines the amount of capital required is increased by or based upon the existence of this Agreement or its obligation to make loans hereunder or of commitments of this type, then, within fifteen (15) days of demand by the Agent or any Lender, the Borrower shall pay the Agent or such Lender that portion of such increased expense incurred (including, in the case of clause (e), any reduction in the
                                            ----------
rate of return on capital to an amount below that which it could have achieved but for such law, rule, regulation, policy, guideline or directive and after taking into account the Agent's or such Lender's policies as to capital adequacy) or reduction in an amount received which the Agent or such Lender determines is attributable to making, funding and maintaining the Financing Agreements; provided, that the Borrower shall not be liable for any portion of
            --------
such increased expense incurred or reduction in such amount received by the Agent or any Lender unless the Agent or such Lender notifies the Borrower of such increased expense or reduction in amount received within ninety (90) days of the date the Agent or such Lender actually learns of such increased expense or reduction in amount received; provided, further, that in the event the
                                 --------  -------
Borrower objects to such increased expense, the Borrower may prepay the Liabilities, terminate this Agreement, and, in such event, the Borrower shall incur no prepayment penalty as described in Section 2.9.
                                            -----------

            3. REPORTING AND ELIGIBILITY REQUIREMENTS/COLLATERAL.
               -------------------------------------------------

            3.1 Reports. The Borrower shall submit to the Agent, not later than
                -------
the last day of each month, a report (the "Monthly Report"), accompanied by a
                                           --------------
certificate in the form attached hereto as Exhibit B, which shall be signed by
                                           ---------
the Borrower's president or treasurer or such other officers as the Agent may reasonably approve from time to time. The Monthly Report shall include, as of the last Business Day of the preceding month: (a) an aged trial balance of


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 15

Accounts (the "Accounts Trial Balance") indicating which Accounts remain unpaid
               ----------------------
thirty (30), sixty (60) and ninety (90) days past the invoice date thereof, based on end-of-the-month agings, and listing the names of all applicable Account Debtors; (b) a reconciliation of Inventory and Accounts in the forms attached hereto as Exhibit C; (c) a schedule of Inventory valued at rolling
                   ---------
average FIFO cost (the "Schedule of Inventory") and separately listing (i) the
                        ---------------------
total value of all Inventory owned by the Borrower and in the Borrower's possession, listed by location (noting therein any such locations that are consignment locations), (ii) all Inventory owned by the Borrower and in the possession of any public warehouseman or other bailee (and specifying the amount of Inventory at each such location) and (iii) all obsolete and slow-moving Inventory if requested by the Agent; (d) an aging with respect to accounts payable if requested by the Agent; (e) the outstanding principal balance of the Liabilities (which representation regarding the balance of the Liabilities will not, in any event, be binding on the Agent or any Lender); (f) a listing of all outstanding guarantees, if any, of the Borrower and its Subsidiaries; and (g) if requested by the Agent, a schedule listing the payments due by the Borrower during the prior month to taxing authorities and listing by location the payments due by the Borrower during the prior month to real estate lessors, public warehousemen and bailees of the Borrower's Inventory and the due dates of all such payments, together with a representation by the Borrower concerning whether all such payments have been made on or before their respective due dates (and if so requested by the Agent, copies of canceled checks, receipts or other reasonably satisfactory evidence that such payments were made).

      In addition, (i) at least once during each calendar week, provided that
                                                                --------
Unused Availability exceeds $25,000,000 or (ii) on each Business Day on which Unused Availability is equal to or less than $25,000,000 or (iii) in any event, on each Business Day if required by Agent at any time, from time to time, in its discretion, the Borrower shall provide the Agent with a written report in the form of Exhibit D hereto (the "Collateral Report") signed by the Borrower's
        ---------              -----------------
president or treasurer or such other officers as the Agent may reasonably approve from time to time, describing, in a form and with such specificity as is satisfactory to the Agent, all Eligible Accounts created or acquired by the Borrower subsequent to the immediately preceding Collateral Report, and all changes to Eligible Inventory on a monthly basis or on such shorter periodic basis as the Agent may require from time to time. The Collateral Report shall also contain a calculation of Loan Availability based on the most current information with regard to Eligible Accounts and Eligible Inventory. The Borrower shall furnish copies of any other reports or information, in a form and with such specificity as is reasonably satisfactory to the Agent, concerning Accounts and Inventory included, described or referred to in the Collateral Reports and any other documents in connection therewith requested by the Agent, including without limitation, but only if specifically requested, copies of all invoices and purchase orders prepared in connection with such Accounts and Inventory. The Collateral Reports shall also include, in a form and with such specificity as is reasonably satisfactory to the Agent, information on all amounts collected by the Borrower on Accounts collected by the Borrower subsequent to the immediately preceding Collateral Report. The Collateral Reports shall also contain such additional information as the Agent shall reasonably require.

            3.2 Eligible Accounts. The Agent shall have the sole right, in its
                -----------------
discretion, to determine which Accounts are eligible ("Eligible Accounts"). In
                                                       -----------------
addition, without limiting the Agent's discretion, unless otherwise agreed by the Agent in writing, the following Accounts are not Eligible Accounts: (a) Accounts which remain unpaid more than sixty (60) days from the stated due date or more than 120 days from the invoice date, in each case based upon the end-of-the-month aging; (b) all Accounts owing by a single Account Debtor, including currently scheduled Accounts, if fifty percent (50%) or more of the balance owing by such Account Debtor to the Borrower is ineligible for any reason; (c) Accounts with respect to which the Account Debtor is a director, officer, employee, Subsidiary or Affiliate of the Borrower; (d) Accounts with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the Borrower assigns its right to payment of such Accounts to the Agent pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended; (e) Accounts with respect to which the Account Debtor is not a resident of the United States;
(f) Accounts in dispute or with respect to which the Account Debtor has asserted in writing or either the Borrower or the Agent has reason to believe the Account Debtor is entitled to assert a counterclaim or has asserted in writing or either the Borrower or the Agent has reason to believe the Account Debtor is entitled to assert a right of setoff; (g) Accounts with respect to which the prospect of payment or performance by the Account Debtor is or will be impaired, as determined by the Agent in the exercise of its discretion; (h) Accounts with respect to which the Agent does not have a first and valid fully perfected security interest; (i) Accounts with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; (j) Accounts with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 16 or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis; (k) Accounts to the extent that the Account Debtor's indebtedness to the Borrower exceeds a credit limit determined by the Agent in the Agent's discretion; (1) Accounts with respect to which the Account Debtor is located in New Jersey, Minnesota, Tennessee or Indiana unless the Borrower (i) has received a certificate of authority to do business, and is in good standing, in such state, or (ii) has filed a Notice of Business Activities Report (or other comparable required report) with the proper authorities of such state for the then current year; (m) Accounts which arise out of sales not made in the ordinary course of the Borrower's business; (n) Accounts with respect to which the Account Debtor has returned to the Borrower all or any portion of the Inventory the sale of which gave rise to such Accounts; and (o) Accounts with respect to which any document or agreement executed or delivered in connection therewith, or any procedure used in connection with any such document or agreement, fails in any material respect to comply with the requirements of applicable law, or with respect to which any representation or warranty contained in this Agreement is untrue. If the Borrower determines that a previously scheduled Eligible Account ceases to be an Eligible Account under any of the above described criteria, the Borrower shall notify the Agent thereof at the earliest reasonable opportunity.

            3.3 Account Warranties. With respect to Accounts scheduled, listed
                ------------------
or referred to on the initial Accounts Trial Balance, on any subsequent Accounts Trial Balance or on any Collateral Report or Monthly Report, the Borrower warrants and represents to the Agent and each Lender that: (a) it is the lawful owner of such Accounts and it has the right to subject such Accounts to a security interest in favor of the Agent, for the benefit of the Lenders; (b) they are genuine, are in all respects what they purport to be, and are not evidenced by a judgment; (c) they represent undisputed, bona fide transactions completed in accordance with the terms and provisions contained in the documents delivered to the Agent with respect thereto; (d) the amounts shown on the respective Accounts Trial Balance, the respective Collateral Report or Monthly Report, the Borrower's books and records, and all invoices and statements which may be delivered to the Agent with respect thereto, are actually and absolutely owing to the Borrower and are not in any way contingent; (e) no payments have been or shall be made thereon except payments immediately delivered to the Agent pursuant to this Agreement; (f) there are no setoffs, counterclaims or disputes asserted, or, to the best of the Borrower's knowledge, existing, with respect thereto and the Borrower has not made any agreement with any Account Debtor for any deduction therefrom except a discount or allowance allowed by the Borrower in the ordinary course of its business for prompt payment; (g) there are no facts, events or occurrences of which the Borrower has knowledge which in any way impair the validity or enforcement thereof or tend to reduce the amount payable thereunder as shown on the respective Accounts Trial Balance, the respective Collateral Report or Monthly Report, the Borrower's books and records, and all invoices and statements delivered to the Agent with respect thereto; (h) to the best of the Borrower's knowledge, all Account Debtors have the capacity to contract and are solvent; (i) the services furnished and/or goods sold giving rise thereto were not, at the time of sale by the Borrower to any Account Debtor, subject, to any lien, claim, encumbrance or security interest except that of the Agent, for the benefit of the Lenders, and except as specifically permitted below; (j) the Borrower has no knowledge of any fact or circumstance which would tend to impair the validity or collectibility thereof;
(k) to the best of the Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor which might result in any material adverse change in such Account Debtor's financial condition; and
(1) such Accounts satisfy the objective criteria for inclusion as Eligible Accounts set forth in Section 3.2.
                      -----------

            3.4 Verification of Accounts. The Agent shall have the right, at any
                ------------------------
time or times hereafter, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to any Accounts, by mail, telephone, telegraph or otherwise. The Agent shall promptly notify the Borrower of the commencement of a verification process; provided,
                                                                   --------
that it is understood and agreed that the Agent shall not be required to specify which Accounts of the Borrower are to be verified.

            3.5 Account Covenants. With respect to those Accounts with an
                -----------------
aggregate balance in excess of Two Hundred Fifty Thousand Dollars ($250,000), the Borrower shall, upon an officer of the Borrower located in Beloit, Wisconsin learning thereof, promptly: (a) inform the Agent in writing of any material delay in the Borrower's performance of any of its obligations to any Account Debtor or of any assertion of any claims, offsets or counterclaims by any Account Debtor; (b) furnish to and inform the Agent of all material adverse information relating to the financial condition of any Account Debtor; and (c) notify the Agent in writing if any of its then existing Accounts scheduled to the Agent with respect to which the Lenders have made advances, are no longer Eligible Accounts.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 17

            3.6 Collection of Accounts and Payments. Upon the request of the
                -----------------------------------
Agent from time to time the Borrower shall establish accounts (the "Blocked
                                                                    -------
Accounts") in the Borrower's name with a financial institution or institutions
--------
reasonably acceptable to the Agent, to which the Borrower will immediately deposit all payments made with respect to Accounts or for Inventory or services provided by the Borrower in the identical form in which such payment was made, whether by cash or check. Each financial institution with which a Blocked Account is established shall acknowledge and agree, in a manner satisfactory to the Agent, that the amounts on deposit in such Blocked Account are the sole and exclusive property of the Agent, for the account of the Lenders, that such financial institution has no right to setoff (except for NSF or "stop payment" checks or other returned items) against the Blocked Account, and that such financial institution will wire, or otherwise transfer in immediately available funds in a manner satisfactory to the Agent, funds deposited in the Blocked Account on a daily basis as such funds are collected. The Borrower agrees that all payments received by the Agent, whether in respect of the Accounts or as proceeds of other Collateral or otherwise, will be applied on account of the Liabilities upon final collection. The Borrower and any Affiliates, shareholders, directors, officers, employees, agents or those Persons acting for or in concert with the Borrower shall, acting as trustee for the Agent, receive any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts, Inventory or other Collateral which come into the possession or under the control of the Borrower or any Affiliates, shareholders, directors, officers, employees, agents or those Persons acting for or in concert with the Borrower, and immediately upon receipt thereof shall remit the same or cause the same to be remitted, in kind, to the Blocked Accounts or as set forth below. Upon the occurrence and during the continuation of a Default or an Event of Default, the Borrower shall upon the direction of the Agent direct all of the Borrower's Account Debtors to direct payments of Accounts to post office boxes maintained by a financial institution selected by the Agent (the "Collecting
                                                                  ----------
Banks") pursuant to an agreement satisfactory to the Agent. The Collecting Banks
-----
will agree that all payments made to such post office boxes shall be deposited to the Blocked Accounts in a manner satisfactory to the Agent. The Collecting Banks will also agree that the amounts deposited in the post office boxes are the sole and exclusive property of the Agent, for the benefit of the Lenders, and that such Collecting Banks have no right to setoff against such amounts. The Borrower agrees to pay to the Agent any and all fees, costs and expenses which the Agent incurs in connection with opening and maintaining the post office boxes maintained by the Collecting Banks and the Blocked Accounts and depositing for collection by the Agent any check or item of payment received and/or delivered to the Agent on account of the Liabilities. At the direction of the Agent given at any time in the discretion of the Agent, the Borrower will cause all payments made with respect to Accounts or for Inventory to be remitted directly to accounts held in the name of the Agent at Bank of America, National Association.

            3.7 Appointment of the Agent as the Borrower's Attorney-in-Fact. The
                -----------------------------------------------------------
Borrower hereby irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent) as the Borrower's true and lawful attorney-in-fact, and authorizes the Agent, in the Borrower's or the Agent's name, to do the following: (i) at any time after the occurrence of a Default (a) demand payment of Accounts; (b) enforce payment of Accounts by legal proceedings or otherwise; (c) exercise all of the Borrower's rights and remedies with respect to proceedings brought to collect any Account; (d) sell or assign any Account upon such terms, for such amount and at such time or times as the Agent deems advisable; (e) settle, adjust, compromise, extend or renew any Account; (f) discharge and release any Account; (g) prepare, file and sign the Borrower's name on any proof of claim in bankruptcy or other similar document against any Account Debtor; (h) notify the post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Agent, have access to any lock box or postal box into which any of the Borrower's mail is deposited, and open and dispose of all mail addressed to the Borrower; (i) endorse the Borrower's name upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any Account or any goods pertaining thereto; and (j) do all acts and things which are necessary, in the Agent's reasonable discretion, to fulfill the Borrower's obligations under this Agreement; and (ii) at any time, (x) take control in any manner of any item of payment or proceeds thereof; (y) endorse the Borrower's name upon any items of payment or proceeds thereof and deposit the same in the Agent's account on account of the Liabilities; and (z) sign the Borrower's name on any verification of Accounts and notices thereof to Account Debtors.

            3.8 Chattel Paper and Instruments. Immediately upon the Borrower's
                -----------------------------
receipt thereof, the Borrower shall deliver or cause to be delivered to the Agent, with appropriate endorsement and assignment to vest title, with full recourse to the Borrower, and possession in the Agent, all chattel paper and instruments which the Borrower now owns or may at any time or times hereafter acquire.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 18

            3.9 Notice to Account Debtors. The Agent may, in its sole
                -------------------------
discretion, at any time or times after the occurrence of a Default, and without prior notice to the Borrower, notify any or all Account Debtors that the Accounts have been assigned to the Agent, for the benefit of the Lenders, that the Agent, for the benefit of the Lenders, has a security interest therein, and that all payments upon the Accounts be made directly to the Agent or any account designated by the Agent.

            3.10 Eligible Inventory. The Agent shall have the sole right, in its
                 ------------------
discretion, to determine which Inventory is eligible ("Eligible Inventory").
                                                       ------------------
Without limiting the Agent's discretion, unless otherwise agreed by the Agent in writing, the following Inventory is not Eligible Inventory: (a) Inventory which is in transit; (b) Inventory which is not either currently usable or currently salable in the ordinary course of the Borrower's business; (c) Inventory which is obsolete or slow-moving; (d) Inventory which the Agent determines, in the exercise of its discretion and in accordance with the Agent's customary business practices, to be unacceptable due to age, type, category and/or quantity; (e) Inventory with respect to which the Agent does not have a first and valid fully perfected security interest; (f) Inventory which is stored with a bailee, consignee, warehouseman or similar third party, unless the Borrower has (i) previously complied with the terms of Section 3.13 with respect to such stored
                                      ------------
Inventory and (ii) received satisfactory Uniform Commercial Code searches of the Borrower's name at such location; and (g) Inventory as to which any representation or warranty contained in this Agreement is untrue. If the Borrower determines that previously scheduled Inventory ceases to be Eligible Inventory under any of the above described criteria, the Borrower shall notify the Agent thereof at the earliest reasonable opportunity.

            3.11 Inventory Warranties. With respect to Inventory scheduled,
                 --------------------
listed or referred to in any Monthly Report or Collateral Report, the Borrower warrants that, except to the extent that the Borrower has otherwise notified the Agent in writing (a) it is the lawful owner of such Inventory and has the right to subject such Inventory to a security interest in favor of the Agent, for the benefit of the Lenders; (b) it is located on one of the premises listed on
Schedule 3.11 and is not in transit; (c) it is not subject to any lien or
-------------
security interest whatsoever except for the security interests granted to the Agent, for the benefit of the Lenders, hereunder and except as specifically permitted below; (d) it is of good and merchantable quality, free from any defects which would affect the market value of such Inventory; and (e) it satisfies the objective criteria for inclusion as Eligible Inventory set forth in Section 3.10.
   ------------

            3.12 Inventory Records. The Borrower shall maintain a perpetual
                ------------------
inventory system which, with reasonable accuracy, tracks all of the Borrower's Inventory and with reasonable accuracy itemizes and describes the kind, type, quantity and value of Inventory and of Eligible Inventory, the Borrower's cost therefor and daily withdrawals therefrom and additions thereto, all of which records shall be available during the Borrower's usual business hours at the request of any of the Agent's or any Lender's officers, employees or agents. In addition, the Borrower shall conduct a physical count of the Inventory at least once each calendar year and following each physical inventory, shall supply the Agent with a report in a form and with such specificity as may be reasonably satisfactory to the Agent concerning such physical count of the Inventory.

            3.13 Safekeeping of Inventory and Inventory Covenants. Neither the
                -------------------------------------------------
Agent nor any Lender shall be responsible for: (a) the safekeeping of the Inventory; (b) any loss or damage to the Inventory; (c) any diminution in the value of the Inventory; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or any other Person. All risk of loss, damage, destruction or diminution in value of the Inventory shall be borne by the Borrower absent the gross negligence or willful misconduct of the Agent or any Lender. No Inventory shall be stored with a bailee, warehouseman, consignee or similar third party unless the Borrower first (i) obtains the Agent's written consent which shall not be unreasonably withheld and (ii) furnishes to the Agent such agreements, instruments and documents as the Agent shall in its sole discretion specify with respect to such stored Inventory, including without limitation any negotiable warehouse receipts or other documents of title. The Borrower shall not sell any Inventory to any customer on a bill-and-hold basis. The Borrower shall notify the Agent if the Borrower has on its premises for processing or otherwise, inventory or other goods owned by other Persons and the Borrower agrees to keep all such inventory and goods segregated from the Borrower's own Inventory.

            3.14 Equipment Warranties. With respect to the Equipment, the
                ---------------------
Borrower warrants that, (a) except as disclosed on Schedule 3.14, it is owned by
                                                   -------------
the Borrower and is located on one of the premises listed on Schedule 3.11,
                                                             -------------


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 19

(b) it is not subject to any lien or security interest whatsoever except for the liens and security interests specifically permitted below, and (c) it is in working condition and repair and is currently used or usable in the Borrower's business.

            3.15 Equipment Records. The Borrower shall at all times hereafter
                ------------------
keep reasonably correct and accurate records itemizing and describing the kind, type, age and condition of the Equipment, the Borrower's cost therefor and accumulated depreciation thereon; and retirements, sales, or other dispositions thereof, all of which records shall be available during the Borrower's usual business hours at the request of any of the Agent's or any Lender's officers, employees or agents.

            3.16 Safekeeping of Equipment. Neither the Agent nor any Lender
                -------------------------
shall be responsible for: (a) the safekeeping of the Equipment; (b) any loss or damage to the Equipment; (c) any diminution in the value of the Equipment; or
(d) any act or default of any repairman, bailee or any other Person with respect to the Equipment. All risk of loss, damage, destruction or diminution in value of the Equipment shall be borne by the Borrower absent the gross negligence or willful misconduct of the Agent.

            3.17 Real Property. The Borrower represents and warrants that all of
                --------------
the real property owned by the Borrower is disclosed on Schedule 3.17(a) and
                                                        ----------------
that all of the real property leased to the Borrower is disclosed on Schedule
                                                                     --------
3.17(b).
-------

            3.18 Maintenance of Properties. Unless otherwise consented to by the
                --------------------------
Agent in writing, which consent shall not be unreasonably withheld, the Borrower shall and shall cause its Subsidiaries to maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all of the material assets and properties now or hereafter owned, leased or otherwise possessed by it and shall make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto.

            4. CONDITIONS OF ADVANCES.
               ----------------------

      Notwithstanding any other provisions contained in this Agreement, the making of any Revolving Loan or the issuance of any Letter of Credit provided for in this Agreement shall be conditioned upon the following:

            4.1 The Borrower's Request. The Agent shall have received, by no
                ----------------------
later than 2:00 p.m. (Chicago, Illinois time) on the day on which a Revolving Loan (other than a Eurodollar Loan) is requested to be made hereunder, by no later than 2:00 p.m. Chicago, Illinois time on the day which is three (3) Business Days prior to the date on which any Eurodollar Loan is requested and by no later than 2:00 p.m. (Chicago, Illinois time) on the third (3rd) Business Day preceding the day on which a Letter of Credit is requested to be issued, (a) a telephonic request from an officer of the Borrower (or any Person authorized by the Borrower pursuant to a written list provided to the Agent), for a Revolving Loan or a Letter of Credit in a specific amount, (b) copies of all reports and documents not previously delivered but required to be delivered to the Agent under this Agreement or any of the other Financing Agreements, and (c) in the case of a Letter of Credit, an application therefor as described in Section 2.2.
                                                                    -----------
Unless otherwise stated to the Agent in writing by the Borrower at the time of any such request, each such request for a Revolving Credit Loan or Letter of Credit shall automatically be deemed, without necessity of further certification or ratification by the Borrower, to be a representation and warranty by the Borrower to the Agent, for the benefit of the Lenders, that (i) all requirements and conditions for the funding of any such Revolving Credit Loan or the issuance of any such Letter of Credit, as provided by this Agreement, have been satisfied and (ii) the funding of any such Revolving Credit Loan or the issuance of any such Letter of Credit, and the resulting incurrence of indebtedness and obligations in connection therewith, is permitted under the Indenture and would not cause or otherwise result in a "Default" or "Event of Default" as defined by the Indenture. The Agent shall have no liability to the Borrower or any other Person as a result of acting on any telephonic request that the Agent believes in good faith to have been made by any Person set forth on Schedule 4.1.
                                                           ------------

            4.2 Financial Condition. No material adverse change, as determined
                -------------------
by the Agent in its sole discretion, in the business, financial condition or operations of the Borrower shall have occurred at any time or times subsequent to the most recent request for a Revolving Loan or Letter of Credit under this Agreement.

            4.3 No Default. Neither a Default nor an Event of Default shall have
                ----------
occurred and be continuing.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 20

            4.4 Other Requirements. The Agent shall have received, in form and
                ------------------
substance reasonably satisfactory to the Agent, all certificates, orders, authorities, consents, affidavits, schedules, instruments, security agreements, financing statements, mortgages, opinions and other documents which are provided for hereunder or which the Agent may at any time reasonably request. Without limitation of the foregoing, the Borrower shall have caused each of its Subsidiaries to execute (i) a continuing unlimited guaranty agreement in favor of the Agent, for the benefit of the Lenders, pursuant to which each such Subsidiary shall guarantee the prompt payment and performance of the Liabilities and all other obligations of the Borrower under the Financing Agreements and
(ii) a security agreement pursuant to which each such Subsidiary shall grant to the Agent, for the benefit of the Lenders, a continuing first priority security interest and lien in and to all property of the type or nature specified in
Section 5.1, at any time owned or acquired by such Subsidiary, as continuing
-----------
security for the Liabilities and for such Subsidiary's obligations under such guaranty agreement, (iii) together with such financing statements as may be required by the Agent, which in each case shall be in form and substance satisfactory to the Agent and (iv) such documentation in respect of existence and authorizing resolutions as the Agent may request, in each case in form and substance satisfactory to the Agent and the Lenders.

            4.5 Representations and Warranties. All of the representations and
                ------------------------------
warranties contained in this Agreement or any of the other Financing Agreements, including without limitation those set forth in Section 6, shall be true and correct as of the date the request for the Revolving Loan or Letter of Credit is made, as though made on and as of such date.

            5. COLLATERAL.
               ----------

            5.1 Security Interest. To secure payment and performance in full of
                -----------------
the obligations arising under the Existing Loan Agreement and the other Financing Agreements defined therein, the Borrower previously granted to the Agent, for the benefit of the Lenders, a right of setoff against and a continuing security interest in and to certain of the Borrower's property and interests in property, whenever acquired and wherever located (as set forth with more specificity in the Existing Loan Agreement). The Borrower acknowledges that such property and interests in property remain subject to a right of setoff against and a continuing security interest of the Agent, for the benefit of the Lenders (which rights and security interests were granted and continued pursuant to, and as referenced in, the Existing Loan Agreement and related Financing Agreements) and that all of such property and interests in property will constitute Collateral for the Liabilities. Accordingly, the Borrower hereby reaffirms the prior grant of a right of setoff against and a continuing security interests in and to certain of the Borrower's property and interests in property, as more specifically described below, whenever acquired and wheresoever located, and, without limiting the foregoing, to secure payment and performance in full of the Liabilities, the Borrower hereby grants to the Agent, for the benefit of the Lenders, a right of setoff against and a continuing security interest, collateral assignment and lien in and to the following property and interests in property, whether now owned or hereafter owned or acquired by the Borrower and wheresoever located: (a) Accounts, contract rights, General Intangibles (including payment intangibles and intellectual property), chattel paper, instruments, notes, letters of credit, letter of credit rights, supporting obligations, warehouse receipts, shipping documents, documents and documents of title; (b) Inventory; (c) Equipment; (d) deposit accounts (general or special) with, and credits and other claims against, Agent or any Lender, or any other financial institution with which the Borrower maintains deposits; (e) investment property, money, and any and all other property and interests in property of the Borrower now or hereafter coming into the actual possession, custody or control of the Agent or any Lender or any agent or affiliate of the Agent or any Lender in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); (f) interests in leases of real or personal property, whether as lessor or lessee (including any option to purchase thereunder); (g) all insurance proceeds of or relating to any of the foregoing; (h) books and records relating to any of the foregoing and to the Borrower's business; (i) the commercial tort claims described on Schedule
                                                                        --------
5.1, and (j) all accessions and additions to, substitutions for, and
---
replacements, products and proceeds of any of the foregoing.

            5.2 Preservation of Collateral and Perfection of Security Interests
                ---------------------------------------------------------------
Therein. The Borrower shall execute and deliver to the Agent, concurrently with
-------
the execution of this Agreement, and at any time or times hereafter at the request of the Agent, all financing statements or other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by the Agent) as the Agent may request, in a form satisfactory to the Agent, to perfect and keep perfected the security interests in the Collateral granted by the Borrower to the Agent, for the benefit of the


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 21

Lenders, herein and in the other Financing Agreements or to otherwise protect and preserve the Collateral and the Agent's security interests therein. Without limiting the foregoing, in the event the Borrower acquires any commercial tort claim arising after the Closing Date with respect to which the aggregate amount of the Borrower=s claim thereunder is reasonably expected to be in an amount equal to or exceeding $100,000, the Borrower will notify the Agent, amend
Schedule 5.1 to reasonably describe such commercial tort claim and grant to the
------------
Agent, for the benefit of the Lenders, a security interest and lien in and to such commercial tort claim as security for the Liabilities, in form and substance satisfactory to the Agent. Should the Borrower fail to do so, the Agent is authorized to sign any such financing statements as the Borrower's agent. The Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. At any time or times on or after the occurrence of any Default (whether or not any such Default is cured or waived), at the request of the Agent the Borrower shall deliver to the Agent certificates of title for Rolling Stock as the Agent, in its sole discretion, may request, together with documentation necessary for the Agent to have its security interest and lien recorded or otherwise noted thereon as may be required by any applicable statute governing perfection of security interests and liens in such Collateral (it being agreed that the Agent in its sole discretion may elect not to require delivery of such certificates of title at any time on or after the occurrence of any such Default without impairing the Agent's right to require such delivery at any subsequent time as provided herein, whether or not any such Default is cured or waived). At any time or times hereafter at the request of the Agent, the Borrower shall execute and deliver to the Agent such instruments and documents as the Agent, in its sole discretion, requests in order to protect and preserve the Collateral and perfect and enforce the Agent's security interests therein, for the benefit of the Lenders. The Borrower shall pay all costs of filing or recording such instruments and documents in all public offices deemed necessary by the Agent.

            5.3 Loss of Value of Collateral. The Borrower shall immediately
                ---------------------------
notify the Agent of any material loss or depreciation in the value of the Collateral, other than loss or depreciation occurring in the ordinary course of the Borrower's business.

            5.4 Cash Collateral. In the event that the Agent has issued any
                ---------------
Letters of Credit for the account of the Borrower, the Agent may, at any time after (a) the occurrence of a Default or an Event of Default, (b) demand by the Agent for payment of the Liabilities as provided in Section 9.1 hereof, (c)
                                                    -----------
there exists no unpaid principal balance of the Liabilities, (d) this Agreement shall terminate for any reason pursuant to Section 2.8 above or (e) at any time,
                                           -----------
the sum of (i) the outstanding principal balance of the Revolving Loans plus
                                                                        ----
(ii) the aggregate undrawn face amount of all Letters of Credit shall exceed Loan Availability, request of the Borrower, and the Borrower shall thereupon deliver to the Agent, cash collateral for any Letter of Credit issued for the account of the Borrower. If the Borrower fails to deliver such cash to the Agent promptly upon the Agent's request therefor, the Agent may, without limiting the Agent's rights or remedies arising from such failure to deliver cash, retain, as cash collateral, cash proceeds of the Borrower's Collateral in an amount equal to the aggregate undrawn face amount of all Letters of Credit then outstanding. To the extent that the Agent retains proceeds in accordance with the immediately preceding sentence at any time any Liabilities are outstanding, the Agent shall apply such cash and cash collateral to the payment of such Liabilities, including without limitation to the payment of any or all of the Borrower's reimbursement obligations with respect to any Letter of Credit. To the extent that no Liabilities are outstanding at such time, the Agent may (but shall not be obligated to) (y) invest the same in a savings account, under which deposits are available for immediate withdrawal (provided no Event of Default or Default
                                        --------
is in existence), with the Agent or such other bank as the Agent may, in its sole discretion select, or (z) hold the same as a credit balance in an account with the Agent in the Borrower's name. Interest payable on any such savings account described in the foregoing sentence shall be collected by the Agent and shall be paid to the Borrower as it is received by the Agent, less any fees owing by the Borrower to the Agent with respect to any Letter of Credit and less any amounts necessary to pay any of the Borrower's Liabilities which may be due and payable at such time. The Agent shall have no obligation to pay interest on any credit balances in any account opened for the Borrower pursuant to this Agreement.

            5.5 Agent Not Obligated or Liable. The Agent shall have no
                -----------------------------
obligation whatsoever to the other Lenders or to any other Person to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or that the liens or security interests granted to the Agent, for the benefit of the Lenders, herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or continue exercising, any of the rights, authorities and powers granted or available to the Agent in this Agreement, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 22 interest in the Collateral as one of the Lenders; provided that the Agent shall not engage in gross negligence or willful misconduct.

            6. WARRANTIES.
               ----------

      The Borrower represents and warrants to the Agent and to each of the Lenders that as of the date of this Agreement, and continuing as long as any Liabilities remain outstanding, and (even if there shall be no Liabilities outstanding) as long as this Agreement remains in effect:

            6.1 Corporate Existence. The Borrower and each of its Subsidiaries
                -------------------
is a corporation duly organized and in good standing under the laws of the state of its incorporation and is duly qualified as a foreign corporation and in good standing under the laws of all other states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary, except those states in which the failure to qualify does not and will not have a material adverse effect on the business or condition of such corporation, financial or otherwise. The state of incorporation of the Borrower and its Subsidiaries and all states in which each of the Borrower and its Subsidiaries is qualified to do business as of the date hereof, are listed on Schedule 6.1 attached hereto.
                      ------------

            6.2 Corporate Authority. The execution and delivery by the Borrower
                -------------------
and each of its Subsidiaries, as applicable, of this Agreement and all of the other Financing Agreements and the performance of each such corporation of its obligations hereunder and thereunder: (a) are within such corporation's corporate powers; (b) are duly authorized by such corporation's Board of Directors and, if necessary, such corporation's shareholders; (c) are not in contravention of the terms of such corporation's Certificate or Articles of Incorporation, as applicable, or By-Laws, or of any material indenture, agreement or undertaking to which such corporation is a party or by which such corporation or any of its property is bound; (d) do not, as of the execution hereof, require any governmental consent, registration or approval; (e) do not contravene any contractual or governmental restriction binding upon such corporation (including without limitation the Indenture or any other material agreement to which the Borrower is a party); and (f) will not, except as contemplated herein, result in the imposition of any lien, charge, security interest or encumbrance upon any property of such corporation under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such corporation is a party or by which it or any of its property may be bound or affected.

            6.3 Binding Effect. This Agreement and all of the other Financing
                --------------
Agreements are the legal, valid and binding obligations of the Borrower and each of its Subsidiaries, as applicable, and are enforceable against the Borrower and each of its Subsidiaries, as applicable, in accordance with their terms.

            6.4 Financial Data. The Borrower has furnished to the Agent and each
                --------------
Lender (a) its audited consolidated financial statements dated December 31, 2000; (b) its unaudited consolidated financial statements dated December 31, 2001; (c) statements of income, retained earnings, and cash flow of the Borrower and its Subsidiaries for the month ending January 31, 2002; and (c) Projections dated February 27, 2002 (covering only the period January 1, 2001 to and including December 31, 2004) (collectively referred to as the "Financials"). All
                                                               ----------
of the Financials (other than the Projections) have been, and all financial statements to be furnished after the date hereof in accordance with Section 7.1
                                                                    -----------
(other than the Projections) will be, prepared in accordance with the books and records of the Borrower and its Subsidiaries and either fairly present or will fairly present, as applicable, the consolidated and consolidating financial condition of the Borrower and its Subsidiaries at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end adjustments). All of the Financials have been, and all financial statements to be provided after the date hereof will be, prepared in conformity with GAAP. The Projections furnished on the date hereof have been, and the Projections to be furnished in accordance with Section 7.1 will be, prepared by the Borrower and its financial personnel
     -----------
in light of the past business of the Borrower and its Subsidiaries and represent or will represent, as applicable, as of the date thereof, the good faith belief of the Borrower and such personnel as to the most probable course of the business of the Borrower and its Subsidiaries, subject to the assumptions and qualifications stated therein. Absent a finding by the Agent of a material adverse change in the business, financial condition or operations of the Borrower and absent a breach of any of the financial covenants contained in this Agreement, the failure by the Borrower to achieve any of the Projections will not, in and of itself, constitute a Default. All information, reports and other papers and data furnished or to be furnished to the Agent or any Lender have been and


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 23 will be, at the time the same are so furnished to the Agent or any Lender, accurate and correct in all material respects and complete insofar as necessary to give the Agent and each Lender a true and accurate knowledge of the subject matter thereof. Since the respective dates of the Financials, there has been no material adverse change in the financial condition, results of operations or business of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            6.5 Liens and Encumbrances; Locations. Except as disclosed on
                ---------------------------------
Schedule 6.5 attached hereto or as contemplated in Section 8.1, all of the
------------                                       -----------
Collateral of the Borrower and its Subsidiaries is and will continue to be owned by the Borrower or a Subsidiary, has been fully paid for and is free and clear of all security interests, liens, claims, and encumbrances. All Collateral is and shall be kept only at the locations specified on Schedules 3.11 or 3.14 and
                                                     --------------    ----
such other locations as the Agent has received written notice of prior to the placement of Collateral thereon.

            6.6 Solvency. The Borrower and each of its Subsidiaries is solvent,
                --------
is able to pay its debts as they become due and has capital sufficient to carry on its business and all businesses in which it is about to engage, and now owns property having a value both at fair valuation, and at present fair saleable value, greater than the amount required to pay its debts, including without limitation the Liabilities. The Eligible Inventory and Eligible Accounts supporting the Revolving Loans to the Borrower are sufficient in value to provide the Borrower with sufficient working capital and excess Loan Availability to enable it to profitably operate its business, meet all debt amortization requirements and perform its obligations under the Financing Agreements and the other agreements evidencing indebtedness of the Borrower. Neither the Borrower nor any of its Subsidiaries will be rendered insolvent by the execution and delivery of any of the Financing Agreements or by completion of the transactions contemplated hereunder or thereunder.

            6.7 Principal Place of Business. The principal place of business and
                ---------------------------
chief executive office of the Borrower and each of its Subsidiaries is listed on
Schedule 6.7. The Borrower's federal tax identification number is 391413708. The
------------                                                      ---------
Borrower's state organizational number is 2746500. If any change in such
                                          -------
location occurs, the Borrower shall promptly notify the Agent thereof. As of the date hereof, the books and records of the Borrower and each of its Subsidiaries and all records of account are located at the principal place of business and chief executive office of the Borrower or the appropriate Subsidiary, and if any change in such location occurs, the Borrower shall promptly notify the Agent thereof.

            6.8 Other Corporate Names. Except as disclosed on Schedule 6.8
                ---------------------                         ------------
attached hereto, neither the Borrower nor any of its Subsidiaries has used any corporate or fictitious name (including any tradename, tradestyle, assumed name, division name or any similar name), other than the corporate name shown on such corporation's Certificate or Articles of Incorporation, as applicable.

            6.9 Tax Liabilities. The Borrower and each of its Subsidiaries has
                ---------------
filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it, except for extensions duly obtained, and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected.

            6.10 Loans. Except as disclosed on Schedule 6.10 attached hereto,
                 -----                         -------------
and except for trade payables and normal accruals arising in the ordinary course of the Borrower's business since the date of the latest financial statements delivered to the Agent and the Lenders pursuant to Section 7.1, neither the
                                                   -----------
Borrower nor any of its Subsidiaries is obligated on any loan or other indebtedness for borrowed money in excess of Twenty-Five Thousand Dollars ($25,000) as to any single such item or Fifty Thousand Dollars ($50,000) in the aggregate.

            6.11 Margin Securities. Neither the Borrower nor any of its
                 -----------------
Subsidiaries owns any margin securities and none of the Revolving Loans advanced hereunder will be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System. If requested by any Lender, the Borrower will furnish such Lender with a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation. The Borrower also warrants that no part of the proceeds of the loans to be made hereunder will be used by it for any purpose which violates, or which is inconsistent with, the provisions of Regulation X of said Board of Governors.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 24

            6.12 Subsidiaries; Joint Ventures; Partnerships. The Borrower has no
                 ------------------------------------------
Subsidiaries other than Mule-Hide Products Co., Inc., a Texas corporation, Amcraft Building Products Co., Inc., a Delaware corporation, Vande Hey Roof Tile Installation, Inc., a Delaware corporation and Vande Hey Raleigh Roof Tile Manufacturing, Inc., a Delaware corporation, respectively, each of which is a wholly-owned Subsidiary of the Borrower. The Borrower is not engaged in any joint venture or partnership with any other Person.

            6.13 Litigation and Proceedings. Except as disclosed on Schedule
                 --------------------------                         --------
6.13 attached hereto, no judgments are outstanding against the Borrower or any
----
of its Subsidiaries, nor is there now pending or, to the best of the Borrower's knowledge, threatened, any litigation, contested claim, or federal, state or municipal governmental proceeding by or against the Borrower or any of its Subsidiaries, except judgments and pending or threatened litigation, contested claims and governmental proceedings which are not, in the aggregate, material to the financial condition, results of operations or business of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            6.14 Other Agreements. Except as disclosed on Schedule 6.14 attached
                 ----------------                         -------------
hereto, neither the Borrower nor any of its Subsidiaries is in default under any agreement, contract, lease, or commitment to which it is a party or by which it is bound, the breach of which could be material to the financial condition, results of operations or business of the Borrower or of the Borrower and its Subsidiaries taken as a whole. The Borrower knows of no dispute regarding any agreement, contract, lease, or commitment which is material to the continued financial success and well-being of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            6.15 Employee Controversies. Except as disclosed on Schedule 6.13 or
                 ----------------------                         -------------
Schedule 6.15 attached hereto, (a) there are no controversies pending or, to the
-------------
best of the Borrower's knowledge, threatened, between the Borrower or any of its Subsidiaries and any of their respective employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material to the continued financial success and well-being of the Borrower or of the Borrower and its Subsidiaries taken as a whole, (b) the Borrower and each of its Subsidiaries is in material compliance with all federal and state laws respecting employment and employment terms, conditions and practices and (c) neither the Borrower nor any of its Subsidiaries has any union representation questions, grievances, discrimination or unfair labor practice complaints pending or threatened against it which are, in the aggregate, material to the continued financial success and well being of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            6.16 Compliance with Laws and Regulations. The execution and
                 ------------------------------------
delivery by the Borrower and each of its Subsidiaries, as applicable, of this Agreement and all of the other Financing Agreements and the performance of the Borrower's obligations hereunder and thereunder are not in contravention of any law or laws. The Borrower and each of its Subsidiaries has obtained all licenses, authorizations, approvals and permits necessary in connection with the operation of its business of which the failure to obtain could be material to the financial condition, results of operations or business of the Borrower or of the Borrower and its Subsidiaries taken as a whole. The Borrower and each of its Subsidiaries is in compliance with all laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities relating to its business operations and the assets, with which the failure to comply could be material to the financial condition, results of operations or business of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            6.17 Patents, Trademarks, Licenses. The Borrower and each of its
                 -----------------------------
Subsidiaries possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles, tradenames and similar assets to continue to conduct its business as heretofore conducted by it, all of which are described on Schedule 6.17 attached hereto.
                                               -------------

            6.18 Environmental Matters. Except as disclosed on Schedule 6.18
                 ---------------------                         -------------
attached hereto, (a) the Borrower and each of its Subsidiaries has complied in all material respects with Environmental Laws regarding transfer, construction on and operation of its business and property, including but not limited to notifying authorities, observing restrictions on use, transferring, modifying or obtaining permits, licenses, approvals and registrations, making required notices, certifications and submissions, complying with financial liability requirements, Managing Hazardous Substances and Responding to the presence or Release of Hazardous Substances connected with operation of the business or property; (b) the noncompliance by the Borrower or any of its Subsidiaries with Environmental Laws would not have a


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 25 material adverse effect on the business, operations, prospects, assets, property or condition (financial or otherwise) of the Borrower or of the Borrower and its Subsidiaries taken as a whole; (c) neither the Borrower, nor the Borrower and its Subsidiaries taken as a whole, has any material contingent liability with respect to the Management of any Hazardous Substance; (d) during the term of this Agreement, neither the Borrower nor any of its Subsidiaries shall permit others to Manage, whether on or off their respective property, Hazardous Substances connected with the operation of its business or property, except in material compliance with Environmental Laws; (e) the Borrower and each of its Subsidiaries shall take prompt action in compliance with Environmental Laws to Respond to the on-site or off-site Release of Hazardous Substances connected with the operation of its business or property; and (f) neither the Borrower nor any of its Subsidiaries has received any Environmental Notice.

            6.19 Fees to Third Parties. Neither the Borrower nor any of its
                 ---------------------
Subsidiaries is in any way obligated to any Person in respect of any finder's or broker's fee or similar commission in connection with the closing of the transactions evidenced by the Financing Agreements. The Borrower agrees to indemnify the Agent and each Lender and hold the Agent and each Lender harmless from any claims for any such fees or commissions from any Persons.

            6.20 Securities Matters. The making of the Revolving Loans and the
                 ------------------
issuance of the Letters of Credit hereunder, the application of the proceeds and repayment thereof by the Borrower, and the consummation of the transactions contemplated by the Financing Agreements, have not and will not violate any provision of any federal or state securities statutes, rules or regulations, or any order issued by the Securities and Exchange Commission (collectively, "Securities Laws"). The Borrower agrees to indemnify the Agent and each Lender
 ---------------
and hold the Agent and each Lender harmless from the claims of any Persons in connection with any Securities Laws.

            6.21 Disclosure. Except as corrected prior to the date hereof in
                 ----------
writing, no information provided or statements made by the Borrower or its representatives, or by any Subsidiary or its representatives, in writing to the Agent or any Lender contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            6.22 Equity Ownership. Schedule 6.22 attached hereto sets forth the
                 ---------------   -------------
number of shares of each class of common and preferred stock authorized for the Borrower and each of its Subsidiaries, the number of shares of each such class of stock outstanding, the owners of such shares and the number of shares of each such class of stock owned by each such owner. The outstanding capital stock of the Borrower and each of the Subsidiaries is duly authorized, validly issued, fully paid and nonassessable.

            6.23 Pension Related Matters. Each employee pension or benefit plan
                 -----------------------
(other than a multiemployer plan within the meaning of Section 3 (37) of ERISA and to which the Borrower or any ERISA Affiliate has or had any obligation to contribute (a "Multiemployer Plan")) to which Section 4021(a) of ERISA applies
               ------------------
and (a) which is maintained for employees of the Borrower or any of its ERISA Affiliates or (b) to which the Borrower or any of its ERISA Affiliates made, or was required to make, contributions at any time within the preceding five (5) years (a "Plan"), maintained by the Borrower or any ERISA Affiliate and each
          ----
Multiemployer Plan complies, and has been administered in accordance, with its term and all material applicable requirements of ERISA and of the Internal Revenue Code of 1986, as amended (the "Tax Code") and with all material
                                       --------
applicable rulings and regulations issued under the provisions of ERISA and the Tax Code setting forth those requirements. No "Reportable Event," "Prohibited Transaction" (as each is defined below) or withdrawal from a Multiemployer Plan has occurred and no funding deficiency described in Section 302 of ERISA exists with respect to any Plan or Multiemployer Plan which could have a material adverse effect on the financial condition, results of operation or business of the Borrower or any ERISA Affiliate. The Borrower and each ERISA Affiliate has satisfied all of the funding standards applicable to such Plans and Multiemployer Plans under Section 302 of ERISA and Section 412 of the Tax Code and the Pension Benefit Guaranty Corporation ("PBGC") has not instituted any
                                               ----
proceedings, and there exists no event or condition which would constitute grounds for the institution of proceedings by PBGC, to terminate any Plan or Multiemployer Plan under Section 4042 or ERISA which could have a material


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 26
adverse effect on the financial condition, results of operation or business of the Borrower or any ERISA Affiliate. Neither the Borrower nor any ERISA Affiliate has taken any steps to terminate any Plan, which termination could have a material adverse effect on the financial condition, results of operation or business of the Borrower or any ERISA Affiliate. Neither the Borrower nor any ERISA Affiliate has taken any steps to terminate its participation in any Multiemployer Plan or withdraw from any Multiemployer Plan, which termination or withdrawal could have a material adverse effect on the financial condition, results of operations or business of the Borrower or any ERISA Affiliate. The Borrower and each ERISA Affiliate has made all contributions to each Plan and each Multiemployer Plan to which it has become obligated to contribute as to which the failure to make contributions could have a material adverse effect on the financial condition, results of operation or business of the Borrower or any ERISA Affiliate. The Borrower is not aware of any assessments or assertions of withdrawal liability against it or any ERISA Affiliate with respect to any Plan or Multiemployer Plan. The aggregate potential withdrawal liability under all Multiemployer Plans to which the Borrower and each ERISA Affiliate is obligated to contribute is less than an amount which, if all such liabilities were incurred, could have a material adverse effect on the financial condition, results of operation or business of the Borrower or any ERISA Affiliate. For purposes hereof, (i) a "Prohibited Transaction" shall mean, with respect to any
                        ----------------------
Plan, any transaction described in Section 406 of ERISA which is not exempt by reason of Section 408 of ERISA or the transitional rules set forth in Section 414(c) of ERISA and any transaction described in Section 4975(c) (1) of the Tax Code which is not exempt by reason of Section 4975 (c) (2) or Section 4975 (d) of the Tax Code, or the transitional rules of Section 2003(c) of ERISA and (ii) a "Reportable Event" shall mean (x) a reportable event described in Section 4043
   ----------------
of ERISA and regulations thereunder, (y) a withdrawal by a substantial employer from a single-employer plan which is a Plan and which has two or more contributing sponsors at least two of which are not under common control, as referred to in Section 4063(b) of ERISA, or (z) a cessation of operations at a facility causing more than twenty percent (20%) of plan participants to be separated from employment, as referred to in Section 4068(f) of ERISA.

            7. AFFIRMATIVE COVENANTS.
               ---------------------

      The Borrower covenants and agrees that, as long as any Liabilities remain outstanding, and (even if there shall be no Liabilities outstanding) as long as this Agreement remains in effect:

            7.1 Financial Statements.
                --------------------

            (1) Except as otherwise expressly provided for herein, the Borrower shall and shall cause each of its Subsidiaries to keep proper books of record and account in which full and true entries will be made of all dealings or transactions of or in relation to the business and affairs of such corporation, in accordance with GAAP, and the Borrower shall cause to be furnished to the Agent and each Lender: (a) as soon as practicable and in any event within thirty
(30) days after the end of each month (i) statements of income, retained earnings and cash flow of the Borrower and its Subsidiaries for such month and for the period from the beginning of the then current calendar year to the end of such month and a balance sheet of the Borrower and its Subsidiaries as of the end of such month, accompanied by, in comparative form, figures for the corresponding periods in the immediately preceding calendar year, all in reasonable detail and certified as accurate by the president or the treasurer of the Borrower, subject to changes resulting from normal year-end adjustments (such certification to be in the form of Exhibit E attached hereto), (ii) copies
                                         ---------
of all operating statements for such month prepared by the Borrower and its Subsidiaries for their internal use, including without limitation statements of cash flow, purchases and sales of Inventory and other similar data as the Lender may reasonably request, and (iii) a comparison of actual cash flow and capital expenditures with amounts budgeted for such month; (b) as soon as practicable and in any event within forty-five (45) days after the end of each calendar quarter, (i) statements of income, retained earnings and cash flow of the Borrower and its Subsidiaries for such calendar quarter and for the period from the beginning of the then current calendar year to the end of such quarter and a balance sheet of the Borrower and its Subsidiaries as of the end of such quarter, accompanied by, in comparative form, figures for the corresponding periods in the immediately preceding calendar year, all in reasonable detail and certified as accurate by the president or the treasurer of the Borrower, subject to changes resulting from normal year-end adjustments (such certification to be in the form of Exhibit E attached hereto, adjusted as necessary for presentation
               ---------
of quarterly statements); (c) as soon as practicable and in any event within one hundred twenty (120) days after the end of each calendar year, (i) statements of income, retained earnings and cash flow of the Borrower and its Subsidiaries for such year, and a balance sheet of the Borrower and its Subsidiaries as of the end of such year, setting forth in each case, in comparative form, corresponding figures for the period covered by the preceding annual audit and as of the end of the preceding calendar year, all in reasonable detail and satisfactory in scope to the Agent and examined by independent certified public accountants selected by the Borrower and reasonably satisfactory to the Agent, whose opinion shall be unqualified and otherwise in scope and substance satisfactory to the Lender and (ii) a signed financial statement of Kenneth A. Hendricks as of the end of such calendar year, prepared in form satisfactory to Agent; (d) as soon as practicable and in any event within thirty (30) days before the end of each calendar year of the Borrower, Projections, and within thirty (30) days after the close of


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 27
each calendar month, a statement in which the actual results of such month are compared with the corresponding forecasts contained in the most recent Projections; (e) as soon as practicable and in any event within ten (10) days of delivery to the Borrower, a copy of any letter issued by the Borrower's independent certified public accountants or other management consultants with respect to the Borrower's financial or accounting systems or controls; (f) as soon as practicable (but in any event not more than five (5) days after the president or the treasurer of the Borrower obtains knowledge of the occurrence of an event or the existence of a circumstance giving rise to a Default or an Event of Default), notice of any and all Defaults and Events of Default hereunder; and (g) and with reasonable promptness, such other business or financial data as the Agent or any Lender may reasonably request. Whether or not required by the rules or regulations of the Securities and Exchange Commission (the "SEC"), the Borrower will deliver to the Agent and the Lenders (i) all
      ---
quarterly and annual financial information that would be required to be contained in a filing with the SEC on Form 10-Q and Form 10-K, respectively, as if the Borrower were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Risks of Operations" and, with respect to annual information only, a report thereon by the Borrower's independent certified accountants and (ii) all current reports that would be required to be filed with the SEC on Form 8-K as if the Borrower were required to file such report, in each case within the time periods specified in the SEC's rules and regulations. In addition, and without limitation by the foregoing, the Borrower shall also promptly deliver to the Agent and the Lenders any and all other filings, reports and information at any time, from time to time, filed with or furnished by the Borrower or any of its Subsidiaries to the SEC.

            (2) All financial statements delivered to the Agent and the Lenders pursuant to the requirements of this Section 7.1 (except where otherwise
                                     -----------
expressly indicated) shall be prepared in accordance with GAAP; all such financial statements delivered pursuant to clause (a) thereof shall be
                                           ----------
separately prepared and presented for the Borrower and each of its Subsidiaries, respectively, and all financial statements delivered pursuant to clause (b) and
                                                                 ----------
clause (c) thereof shall be prepared on a consolidated and consolidating basis
---------
for the Borrower and its Subsidiaries. Together with each delivery of financial statements required by this Section 7.1, the Borrower shall deliver to the Agent
                            -----------
and each Lender an officer's certificate (i) stating that there exists no Default or Event of Default (such certification to be in the form of Exhibit E
                                                                     ---------
attached hereto), or, if any Default or Event of Default exists, specifying the nature thereof, the period of existence thereof and what action the Borrower proposes to take with respect thereto and (ii) including a specific line item disclosing the aggregate financial obligations of the Borrower and its Subsidiaries for rental payments, principal payments, interest payments, service charges, or otherwise, under all leases, lease acquisition agreements, capitalized lease arrangements, conditional sales contracts, purchase money security arrangements and other similar arrangements. Together with each delivery of financial statements required by subsection 7.l(c) above, the
                                             -----------------
Borrower shall deliver to the Agent and each Lender a certificate of the accountants who performed the audit in connection with such statements stating that in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of a Default or Event of Default, specifying the nature and period of existence thereof. Such accountants shall not be liable by reason of any failure to obtain knowledge of any Default or Event of Default which would not be disclosed in the ordinary course of an audit. The Agent and each Lender shall exercise reasonable efforts to keep such information, and all information acquired as a result of any inspection conducted in accordance with Section 7.2, confidential, provided, that the Agent
                             -----------                --------
and each Lender may communicate such information to (w) any other Person in accordance with the customary practices of commercial banks relating to routine trade inquiries, (x) any regulatory authority having jurisdiction over such Lender, (y) any other Person in connection with such Lender's sale of any participations in the Liabilities, or (z) any other Person in connection with the exercise of the Agent's or any Lender's rights hereunder or under any of the other Financing Agreements. The Borrower authorizes the Agent and each Lender to discuss the financial condition of the Borrower with the Borrower's independent certified public accountants (and the Borrower hereby authorizes such independent certified public accountants to discuss same with such Persons) and agrees that such discussion or communication shall be without liability to any of the Agent, any Lender or the Borrower's independent certified public accountants.

            7.2 Inspection. The Agent or any Lender, or any Person designated by
                ----------
the Agent or any Lender in writing, shall have the right, from time to time hereafter, to call at the Borrower's or any Subsidiary's place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) upon reasonable notice during ordinary business hours, and, without hindrance or delay, (a) to inspect, audit, check and make copies of and extracts from such corporation's books, records, journals, orders, receipts and any correspondence and other data relating to its business or to any transactions between the parties hereto, (b) to make such verification concerning the Collateral as the Agent or any Lender may consider reasonable under the circumstances and (c) to discuss the affairs,


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 28
finances and business of such corporation with any officers, employees or directors of such corporation. The Borrower shall pay on demand all reasonable photocopying expenses incurred by the Agent or any Lender under this Section
                                                                     -------
7.2.
---

            7.3 Conduct of Business. The Borrower shall and shall cause each of
                -------------------
its Subsidiaries to maintain its corporate existence, shall maintain in full force and effect all licenses, permits, authorizations, bonds, franchises, leases, patents, trademarks, contracts and other rights necessary or desirable to the profitable conduct of its business, shall continue in, and limit its operations to, the same general line of business as that presently conducted and shall comply with all applicable laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities except for such laws, orders, regulations and ordinances the violation of which would not, in the aggregate, have a material adverse effect on such corporation's financial condition, results of operations or business.

            7.4 Claims and Taxes. Absent the Agent's and each Lender's gross
                ----------------
negligence or willful misconduct, the Borrower agrees to indemnify and hold the Agent and each Lender and their respective affiliates, officers, directors, employees, attorneys and agents harmless from and against any and all claims, demands, liabilities, losses, damages, penalties, costs and expenses (including attorneys' and paralegals' fees) relating to or in any way arising out of the possession, use, operation or control of any of the Borrower's or any Subsidiary's assets. The Borrower shall pay or cause to be paid all license fees, bonding premiums and related taxes and charges and shall pay or cause to be paid all of the Borrower's and each Subsidiary's real and personal property taxes, assessments and charges and all of the Borrower's and each Subsidiary's, if any, franchise, income, unemployment, use, excise, old age benefit, withholding, sales and other taxes and other governmental charges assessed against the Borrower or any Subsidiary or payable by the Borrower or any Subsidiary at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to its property; provided, that
                                                               --------
the Borrower or such Subsidiary, as applicable, shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, assessment or charge, and upon such good faith contest to delay or refuse payment thereof, if
(a) such corporation establishes adequate reserves to cover such contested taxes, assessments or charges and (b) such contest does not have a material adverse effect on the financial condition of such corporation, the ability of such corporation to pay any of the Liabilities, or the priority or value of the Agent's security interest in the Collateral.

            7.5 Costs and Expenses as Additional Liabilities. The Borrower shall
                --------------------------------------------
reimburse the Agent for all expenses and reasonable fees paid or incurred in connection with (a) the documentation, negotiation and closing of this Agreement and other transactions described herein and in the other Financing Agreements,
(b) any amendment, waiver or consent executed in connection with this Agreement or any of the other Financing Agreements and (c) the enforcement or preservation of the Agent's and each Lender's rights under this Agreement and any of the other Financing Agreements, including without limitation stamp, document, transfer, filing and recording fees and the expenses and reasonable fees of the Agent's auditors, attorneys and paralegals, whether such expenses and fees are incurred by the Agent prior to or after the date hereof. All such costs and expenses incurred by the Agent with respect to the documentation, negotiation, enforcement, collection and protection of the Agent's interests in the Collateral, including without limitation the cost of such appraisals and environmental update inspections as may hereafter be required by the Agent, shall be additional Liabilities of the Borrower to the Agent, payable on demand, and secured by the Collateral and shall, if not paid by the Borrower when due or demanded, bear interest at the rate applicable to Floating Rate Loans.

            7.6 The Borrower's Liability Insurance. The Borrower shall and shall
                ----------------------------------
cause each of its Subsidiaries to maintain, at its expense, such public liability and third party property damage insurance in such amounts and with such deductibles as is ordinarily maintained by other Persons engaged in similar businesses and shall deliver to the Agent the original (or a certified) copy of each policy of insurance and evidence of the payment of all premiums therefor. Such policies of insurance shall contain an endorsement showing the Agent and each Lender as additional insured thereunder and providing that the insurance company will give the Agent at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled.

            7.7 The Borrower's Property Insurance. The Borrower shall and shall
                ---------------------------------
cause each of its Subsidiaries to, at its expense, keep and maintain its assets insured against loss or damage by fire, theft, explosion, spoilage and all other hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses in an amount at least equal to the full insurable value of all such property. All such policies of insurance shall be in form and substance satisfactory to the Agent. The Borrower shall deliver to the Agent the original (or a certified)


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 29
copy of each policy of insurance and evidence of payment of all premiums therefor. Such policies of insurance shall contain an endorsement, in form and substance satisfactory to the Agent, showing all loss payable to the Agent, as its interests may appear, as provided below in this Section 7.7. Such
                                                    -----------
endorsement, or an independent instrument furnished to the Agent, shall provide that such insurance company will give the Agent at least thirty (30) days prior written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of the Borrower, any Subsidiary or any other Person shall affect the right of the Agent to recover under such policy or policies of insurance in case of loss or damage. The Borrower hereby directs all insurers under such policies of insurance to pay all proceeds of insurance policies directly to the Agent as its interests may exist and the Agent shall, in its sole discretion, either apply such proceeds against the Liabilities (in such order as the Agent, in its sole discretion, may determine) or permit the Borrower to use such proceeds to restore or rebuild the damaged property. The Borrower irrevocably makes, constitutes and appoints the Agent (and all officers, employees or agents designated by the Agent), during the continuance of a Default, as the Borrower's true and lawful attorney-in-fact for the purpose of making, settling and adjusting claims under all such policies of insurance, endorsing the name of the Borrower or any Subsidiary on any check, draft, instrument or other item of payment received by the Borrower or the Agent pursuant to any such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. If the Borrower or any Subsidiary at any time or times hereafter, shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then the Agent, without waiving or releasing any obligation or default by the Borrower hereunder, may at any time or times thereafter (but shall be under no obligation to do so) obtain and maintain such policies of insurance and pay such premiums and take any other action with respect thereto which the Agent deems advisable, and the amount so expended shall be part of the Liabilities, payable on demand and secured by the Collateral and shall, if not paid by the Borrower when due or demanded, bear interest at the rate applicable to Floating Rate Loans.

            7.8 Pension Plans. The Borrower shall and shall cause each ERISA
                -------------
Affiliate to (a) make contributions to all of the Plans and Multiemployer Plans in a timely manner and in a sufficient amount to comply with the requirements of ERISA; (b) comply with all material requirements of ERISA and the Tax Code which relate to Plans and Multiemployer Plans, the failure to comply with which could have a material adverse effect on the financial condition, results of operation or business of the Borrower or any ERISA Affiliate; (c) notify the Agent immediately upon receipt by the Borrower of any notice of the institution of any proceeding or other action which may result in the termination of any Plans or Multiemployer Plans; and (d) immediately notify the Agent of the occurrence of a "Termination Event" (as defined below). For purposes hereof, a "Termination
                                                                -----------
Event" shall mean (i) the occurrence of a Reportable Event or a Prohibited
-----
Transaction, (ii) the complete or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) by the Borrower or any ERISA Affiliate from a Multiemployer Plan, or the receipt by the Borrower or any ERISA Affiliate of a demand from any Multiemployer Plan for withdrawal liability, (iii) the filing of a notice of intent to terminate any Plan or the treatment of a plan amendment as a termination of any such Plan under Section 4041 of ERISA, (iv) any action causing termination under Section 4041A of ERISA of any Multiemployer Plan, (v) the institution of proceedings to terminate any Plan or Multiemployer Plan by the PBGC under Section 4042 of ERISA, or (vi) the occurrence of any other event or condition which might constitute grounds under Sections 4041A or 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

            7.9 Notice of Suit or Adverse Change in Business. The Borrower
                --------------------------------------------
shall, as soon as possible, and in any event within five (5) days after an officer of the Borrower located in Beloit, Wisconsin learns of the following, give written notice to the Agent of (a) any proceedings, potentially material to the business or financial condition of the Borrower or any of its Subsidiaries, including without limitation all proceedings where the amount in controversy exceeds Two Hundred Fifty Thousand Dollars ($250,000), being instituted or threatened to be instituted by or against the Borrower or any of its Subsidiaries in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign) and (b) any material adverse change in the business, assets or condition, financial or otherwise, of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            7.10 Supervening Illegality. If, at any time or times hereafter,
                 ----------------------
there shall become effective any amendment to, deletion from or revision, modification or other change in any provision of any statute, or any rule, regulation or interpretation thereunder or any similar law or regulation, adversely affecting any Lender's extension of credit described in this Agreement and/or the selling of participations therein, the Borrower shall, at any Lender's option, either (a) pay to such Lender the then outstanding balance of such Lender's Pro Rata Share of the Liabilities, indemnify and hold such Lender harmless from and against any and all obligations, fees, liabilities, losses, penalties, costs, expenses


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 30
and damages, of every kind and nature, imposed upon or incurred by the Borrower by reason of such Lender's failure or inability to comply with the terms of this Agreement or any of the other Financing Agreements or (b) indemnify and hold such Lender harmless from and against any and all obligations, fees, liabilities, losses, penalties, costs, expenses and damages, of every kind and nature, imposed upon or incurred by such Lender by reason of such amendment, deletion, revision, modification, or other change. In the event that any such amendment to, deletion from or revision, modification or other change does not materially adversely affect a Lender's extension of credit described in this Agreement or the selling of participations therein, such Lender shall not elect the provisions of clause (a) above.
                  ----------

            7.11 Environmental Matters. The Borrower shall promptly notify and
                 ---------------------
furnish the Agent with a copy of any and all Environmental Notices which are received by it or any of its Subsidiaries, if any. The Borrower shall and shall cause its Subsidiaries to take prompt and appropriate action in response to any and all such Environmental Notices and shall promptly furnish the Agent with a description of such corporation's response thereto.

            7.12 Use of Proceeds. The Borrower shall use the proceeds of the
                 ---------------
disbursements of the Revolving Loans and the Letters of Credit for working capital and other proper corporate purposes.

            7.13 Notice of Business Interruption. The Borrower shall give the
                 -------------------------------
Agent prompt notice if the Borrower or any of its Subsidiaries is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of the business affairs of the Borrower or of the Borrower and its Subsidiaries taken as a whole.

            7.14 Interest Rate Protection. Within sixty (60) days of any request
                 ------------------------
by the Agent, the Borrower shall execute and enter into an interest rate protection agreement or other agreement for protection against the risk of interest rate fluctuations, with a Person, and in form and substance, satisfactory to the Agent (Borrower acknowledges in this regard that Borrower is not required to enter into any such agreement with the Agent or any Lender, or any Affiliate of the Agent or any Lender, as a condition for any of the benefits to Borrower under this Agreement).

            8. NEGATIVE COVENANTS.
               ------------------

      The Borrower covenants and agrees that as long as any Liabilities remain outstanding, and (even if there shall be no Liabilities outstanding) as long as this Agreement remains in effect (unless the Agent shall give its prior written consent thereto which consent, in the absence of Default or an Event of Default shall not be unreasonably withheld in the case of acquisitions described in
Section 8.3):
-----------

            8.1 Encumbrances. Except as set forth on Schedule 6.5 hereto,
                ---------------------                ------------
neither the Borrower nor any of its Subsidiaries will create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever on any of its assets, other than: (a) liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which the Borrower or such Subsidiary, as applicable, shall, if appropriate under GAAP, have set aside on its books and records adequate reserves; provided, however,
                                                           --------  -------
that such contest does not have a material adverse effect on the ability of such corporation to pay any of the Liabilities, or the priority or value of the Agent's security interest in the Collateral; (b) deposits under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (c) security interests in real estate securing indebtedness permitted by this Agreement; (d) liens and security interests in favor of the Agent; (e) purchase money security interests in Equipment arising in connection with capital expenditures permitted by Section 8.8, provided, that
                                                     -----------  --------
the Agent has consented to such security interest as provided by the proviso of clause (vi) of Section 10.15 and (f) subject to Section 10.15, such security
-----------    -------------                    -------------
interests and liens as Agent may agree in writing to allow.

            8.2 Indebtedness. Except as set forth on Schedule 6.10 attached
                ------------                         -------------
hereto or as permitted under Section 8.8 or 8.12 hereof, neither the Borrower
                             -----------    ----
nor any of its Subsidiaries shall incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except (a) the Liabilities, (b)


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 31
trade payables and normal accruals in the ordinary course of business or assumed by the Borrower in the purchase of an Additional Location to the extent permitted in Section 8.3 not yet due and payable, or with respect to which such
             -----------
corporation is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent that such corporation has set aside on its books adequate reserves therefor, in accordance with GAAP, (c) other liabilities, assumed by the Borrower in the purchase of an Additional Location to the extent permitted in Section 8.3, (d) indebtedness secured by
                                    -----------
real estate or Equipment, provided, that, in the case of indebtedness secured by
                          --------
Equipment, the Agent has consented to the lien securing such indebtedness as provided by the proviso of clause (vi) of Section 10.15, (e) purchase money
                           -----------    -------------
obligations incurred in connection with the purchase of an Additional Location, to the extent permitted under Section 8.3, (f) purchase money indebtedness
                              -----------
incurred in connection with capital expenditures permitted under Section 8.8,
                                                                 -----------
(g) indebtedness, accrued interest and other charges, if any, evidenced by the Senior Subordinated Notes and (h) indebtedness secured by security interests allowed under clause (e) of Section 8.1.
              ----------    -----------

            8.3 Consolidations, Mergers or Acquisitions.
                ---------------------------------------

            a. Neither the Borrower nor any of its Subsidiaries shall recapitalize or consolidate with, merge with, or otherwise acquire any shares or other equity interest in, or any of the assets or properties of, any other Person, except for inventory, Rolling Stock, Equipment and real estate (provided, that in connection with all real estate purchases made
              --------
      pursuant to this Section 8.3, the Borrower shall exercise reasonable due
                       -----------
      diligence with respect to environmental risks involved in such purchases, which due diligence shall include but not be limited to the review of a timely phase I environmental audit) purchased in the ordinary course of business, and except for assets (including accounts receivable and intangibles but excluding shares or equity interests) purchased in connection with the acquisition of any additional retail, distribution, manufacturing or installation facility relating to one or more exterior building products (any such facility is referred to herein as an "Additional Location"); except, that assets of any Additional Location may
       -------------------    ------
      be purchased only if:

                  (i) within a reasonable time prior to such proposed purchase the Borrower first provides the Agent and each Lender with notice of such proposed purchase and promptly (and in any event within fifteen
            (15) calendar days after Borrower's execution and delivery thereof) provides the Agent and each Lender with a copy of the purchase agreement (including all exhibits and schedules) relating thereto, and in addition, provides the Agent and each Lender, promptly upon the request therefor (and in any event prior to consummation of any such proposed purchase), with such other information, documents, certificates or opinions relating to such proposed purchase as the Agent or such Lender may request;

                  (ii) the Fixed Charge Coverage Ratio, determined as of the last day of the calendar month ending prior to such effective date, equal to or greater than 1.0 to 1.0;

                  (iii) if the Fixed Charge Coverage Ratio, determined as of the last day of the calendar month ending prior to the effective date of such purchase is less than or equal to 1.2 to 1.0, (A) the Purchase Price for such Additional Location does not exceed Five Million Dollars ($5,000,000), and (B) the Purchase Price for such Additional Location plus the aggregate Purchase Price for all Additional Locations, if any, purchased during the preceding 365 days with respect to which the Fixed Charge Coverage ratio, determined as of the last day of the calendar month ending prior to the effective date of any such purchase, was less than or equal to 1.2 to 1.0, does not exceed Twenty Million Dollars ($20,000,000.00);

                  (iv) the aggregate unpaid balance of purchase money
            obligations at any time existing in connection with all such purchases of Additional Locations shall not exceed Fifteen Million Dollars ($15,000,000.00);

                  (v) Average Unused Availability for the period of sixty (60)
            days preceding (but not including) the effective date of such purchase is not less than $25,000,000 and Unused Availability as of the effective date of such purchase after giving effect to such purchase on such date, is not less than $25,000,000;


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 32

                  (vi) As of the effective date of such purchase, not more than one Post Test Event Shortfall has occurred; and

                  (vii) no Default or Event of Default has occurred and
            continues to exist on the effective date and after giving effect to such purchase;

      provided, however, that no Accounts or Inventory acquired by the Borrower
      --------
      pursuant to any such purchase shall be included in any Collateral Report prior to the earlier of (i) the satisfactory completion by the Agent of a field examination and other due diligence review thereof, (ii) thirty (30) days after the effective date of such purchase or such longer period as may be required in order to complete such field examination and review if the Agent has notified the Borrower in writing that such examination and review has not been completed despite the Agent's reasonable commercial efforts or (iii) confirmation by the Agent in writing of its consent for such inclusion; provided, however, that nothing herein shall impair the
                      -------
      requirements otherwise applicable for determination of Eligible Accounts and Eligible Inventory. As used in this Section 8.3, "Purchase Price"
                                              -----------   --------------
      means the aggregate amount of the purchase price payable by the Borrower to the seller in respect of the purchase of an Additional Location, including, without limitation, cash payments, assumptions of liability and purchase money obligations, but excluding the portion, if any, of any such
                                      ---------
      purchase money obligations which by their terms are amortized and payable in excess of eighteen (18) months after the date of incurrence).

            b. No Person shall acquire all or substantially all of the stock or assets of the Borrower. Neither the Borrower nor any of its Subsidiaries shall create any additional subsidiaries, unless promptly upon creation or acquisition of any such subsidiary (the "New Subsidiary"), the Borrower or
                                               --------------
      any of its Subsidiaries shall cause the New Subsidiary to execute and deliver to the Agent (i) a continuing unlimited guaranty agreement in favor of the Agent, for the benefit of the Lenders, pursuant to which the New Subsidiary shall guarantee the prompt payment and performance of the Liabilities and all other obligations of the Borrower under the Financing Agreements and (ii) a security agreement pursuant to which the New Subsidiary shall grant to the Agent, for the benefit of the Lenders, a continuing first priority security interest and lien in and to all property of the type or nature specified in Section 5.1, at any time owned
                                                  -----------
      or acquired by such New Subsidiary, as continuing security for the Liabilities and for the New Subsidiary's obligations under such guaranty agreement, (iii) such documentation in respect of existence and authorizing resolutions as the Agent may request, and (iv) such other instruments, agreements, opinions or other documents as the Agent may reasonably request, in of the foregoing cases in form and substance satisfactory to the Agent and the Lenders.

            8.4 Investments or Loans. Neither the Borrower nor any of its
                --------------------
Subsidiaries shall make or permit to exist investments or loans in or to any other Person, except (a) investments in short-term direct obligations of the United States Government, (b) investments in negotiable certificates of deposit issued by any Lender or by any other bank satisfactory to the Agent, payable to the order of the Borrower or to bearer, (c) investments in commercial paper rated A1 or P1, (d) loans to and investments in Affiliates which in the aggregate shall not exceed the Affiliates Investments Limit, reduced by the aggregate amount, if any, paid by the Borrower on or with respect to any guaranty referred to in clause (b) of Section 8.5 (but only to the extent that
                        ----------    -----------
such guaranty payments by the Borrower have not been reimbursed, and provided,
                                                                     --------
that any such loans and investments will be made solely to permit the acquisition of assets which will inure to the benefit of the Borrower and provided further, that during the continuance of a Default or an Event of Default, the Borrower shall not increase the principal balance of, or make any new loan to or investment in, any Affiliate, but the balance due under the existing loans may increase as the result of the accrual of interest and similar charges and the Borrower may renew such loans), (e) loans by the Borrower to Subsidiaries that are wholly owned by the Borrower, in an aggregate amount outstanding at any time not exceeding Ten Million Dollars ($10,000,000.00), provided that such loans are for the purpose of providing working capital to any such Subsidiary for its use in the ordinary course of business and (f) investments in the equity securities of any Person, other than a wholly-owned Subsidiary, having an aggregate fair market value (measured on the date each such investment was made and without giving effect to subsequent changes in value), when taken together with all other such investments or loans made pursuant to this clause (f) that are at the time outstanding, not to exceed One Million Dollars ($1,000,000.00).


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 33

            8.5 Guarantees. Neither the Borrower nor any of its Subsidiaries
                ----------
shall guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise, except (a) endorsements of negotiable instruments for collection in the ordinary course of business and (b) guarantees of indebtedness not to exceed Ten Million Dollars ($10,000,000) in the aggregate outstanding at any one time and, except for those guaranties set forth on Schedule 8.5 attached
                                                           ------------
hereto, and (c) guarantees of indebtedness evidenced by the Senior Subordinated Notes, provided that such guarantees are subordinated in right of payment and
       --------
claim in favor of the prior payment to the Agent and the Lenders of all Liabilities, in form and substance satisfactory to the Agent and the Lenders, and the guaranty agreements evidencing such guarantees are otherwise in form and substance satisfactory to the Agent and the Lenders and (d) guarantees in favor of the Agent, for the benefit of the Lenders, of the Liabilities. All guaranties outstanding as of the date of this Agreement are set forth on Schedule 8.5
                                                              ------------
attached hereto.

            8.6 Inventory Covenants. Neither the Borrower nor any of its
                -------------------
Subsidiaries shall sell any Inventory on a bill-and-hold or consignment basis.

            8.7 Disposal of Property. Neither the Borrower nor any of its
                --------------------
Subsidiaries shall sell, lease, transfer or otherwise dispose of any of its properties, assets and rights to any Person except (a) sales of Inventory in the ordinary course of business, (b) sales of Equipment or Rolling Stock being replaced in the ordinary course of business with other Equipment or Rolling Stock with a fair market value equal to or greater than the Equipment or Rolling Stock being replaced and (c) sales in any calendar year of other Equipment or Rolling Stock with an aggregate appraised market value not in excess of an amount equal to five percent (5.0%) of the Borrower's net asset value (as determined according to GAAP) as of the last day of the preceding calendar year. In the event any of the Equipment or other assets of the Borrower or any of its Subsidiaries is sold, transferred or otherwise disposed of as herein provided, and such sale, transfer or disposition is effected without replacement of the property so sold, transferred or disposed of or such property is replaced by property leased by the Borrower or any of its Subsidiaries the Borrower shall and shall cause its Subsidiaries to deliver all of the cash proceeds of any such sale, transfer or disposition to the Agent, for the benefit of the Lenders, subject to the prior rights, if any, of the Persons listed on Schedule 6.5
                                                              ------------
attached hereto and Persons contemplated by subsection 8.1(c), which proceeds
                                            -----------------
shall be applied to the repayment of the Liabilities. If any of the Equipment is sold, transferred or otherwise disposed of as herein provided and such sale, transfer or disposition is made in connection with the purchase by the Borrower of replacement Equipment, the Borrower shall use the proceeds of such sale, transfer or disposition to finance the purchase by the Borrower of replacement Equipment and shall deliver to the Agent, for the benefit of the Lenders, written evidence of the use of the proceeds for such purchase. All such replacement Equipment purchased by the Borrower shall be free and clear of all liens, claims and encumbrances, except as expressly allowed elsewhere in this Agreement or as provided on Schedule 6.5 attached hereto.
                            ------------

            8.8 Capital Expenditure Limitations. The Borrower and its
                -------------------------------
Subsidiaries shall not purchase, invest in or otherwise acquire, additional real estate, Equipment, Rolling Stock or other fixed assets, which, in the aggregate, cost the Borrower and its Subsidiaries more than Thirty Five Million Dollars ($35,000,000.00) during the calendar year ending December 31, 2002, and any calendar year thereafter. For purposes of the foregoing, there shall be excluded therefrom capital expenditures made in connection with the purchase of an Additional Location pursuant to Section 8.3.
                                -----------

            8.9 Loans to Officers; Consulting and Management Fees. Except as
                -------------------------------------------------
provided in Section 8.4 or disclosed on Schedule 8.9, and for advances for
            -----------                 ------------
travel and expenses to the Borrower's officers, directors or employees in the ordinary course of business, neither the Borrower nor any of its Subsidiaries shall make any individual loans in excess of Twenty-Five Thousand Dollars ($25,000) or aggregate loans in excess of Fifty Thousand Dollars ($50,000) to officers, directors, employees or stockholders of the Borrower or any of its Subsidiaries and neither the Borrower nor any of its Subsidiaries shall pay any consulting or similar fees to any officer, director, employee, stockholder, Affiliate or Subsidiary, if any, of the Borrower or any of its Subsidiaries, whether for services rendered to such corporation or otherwise.

            8.10 Dividends and Stock Redemptions. Neither the Borrower nor any
                 -------------------------------
of its Subsidiaries shall directly or indirectly, (a) apply any of its funds, property or assets to, or set apart any funds, property or assets for, the


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 34
purchase, redemption or retirement of, or make any distribution, by reduction of capital or otherwise in respect of any of its shares of capital stock or other securities, whether now or hereafter outstanding, or (b) declare or pay, or set apart any funds for the payment of, any dividends in any calendar year on any class or classes of stock, except for (i) dividends in an aggregate amount not to exceed the amount of federal and state income taxes attributable to any preceding calendar year (and estimated for the current year) from such stockholders' ownership of stock of the Borrower and (ii) additional dividends other than those described in clause (b)(i) preceding, provided, that (A) the
                              -------------            --------
Fixed Charge Coverage Ratio, determined as of the last day of the calendar month ending prior to such effective date, is equal to or greater than 1.20 to 1.0,
(B) Average Unused Availability for the period of sixty (60) days preceding (but not including) the effective date of payment of such dividend is not less than $25,000,000, (C) Unused Availability as of the effective date of payment of such dividend after giving effect to payment of such dividend on such date, is not less than $25,000,000, (D) as of the effective date of payment of such dividend, not more than one Post Test Event Shortfall has occurred, (E) the Agent shall have received the financial statements required by clause (b) of Section 7.1 as
                                                   ----------    -----------
of the last day of the calendar year for which such dividends are being calculated, together with the officer's certificate required by Section 7.1 for
                                                                -----------
such period demonstrating and certifying that no Default or Event of Default has occurred and existed as of the last day of such calendar year and and (F) no Default or Event of Default shall have occurred and be continuing at the time of payment of any such dividend or shall result therefrom.

            8.11 Amendment of Certificate of Incorporation or By-Laws. Absent
                 ----------------------------------------------------
not less than five (5) days' prior written notice to the Agent, neither the Borrower nor any of its Subsidiaries shall amend its Certificate or Articles of Incorporation, as applicable, or By-Laws.

            8.12 Disclosure of Obligations Under Leases, etc. Borrower will
                 -------------------------------------------
cause each officer's certificate from time to time delivered to the Agent and each Lender pursuant to Section 7.1 to include a specific line item disclosing
                        -----------
the aggregate financial obligations of the Borrower and its Subsidiaries for rental payments, principal payments, interest payments, service charges, or otherwise, under all leases, lease acquisition agreements, capitalized lease arrangements, conditional sales contracts, purchase money security arrangements and other similar arrangements.

            8.13 Fiscal Year End. The Borrower shall not change the end of the
                 ---------------
fiscal year of it and its Subsidiaries from December 31 of each year.

            8.14 Transactions with Subsidiaries and Affiliates. Except as
                 ---------------------------------------------
provided in Section 8.4, neither the Borrower nor any of its Subsidiaries will
            -----------
transfer any cash or property to any Affiliate or enter into any transaction, including without limitation the purchase, lease, sale or exchange of property or the rendering of any service to any Affiliate; provided, that the Borrower and its Subsidiaries may transfer cash or property to Affiliates and enter into transactions with Affiliates for fair value in the ordinary course of business pursuant to terms that are no less favorable to the Borrower and its Subsidiaries than the terms upon which such transfers or transactions would have been made had such transfers or transactions been made to or with a Person that is not an Affiliate.

            8.15 Termination Events. The Borrower shall not permit to occur or
                 ------------------
suffer to exist any Termination Event, if such Termination Event could have a material adverse effect on the financial condition, results of operation or business of the Borrower or any ERISA Affiliate.

            8.16 Bonuses. Except as calculated pursuant to formulae illustrated
                 -------
on Schedule 8.16 attached hereto, neither the Borrower nor any of its
   -------------
Subsidiaries shall pay performance or similar bonuses to its directors, officers or stockholders.

            8.17 Minimum Fixed Charge Coverage Ratio. The Fixed Charge Coverage
                 -----------------------------------
Ratio, determined as of the last day of each calendar quarter, shall not be less than 1.00 to 1.0.

            8.18 Maximum Funded Debt to EBITDA. The ratio of Funded Debt to
                 -----------------------------
EBITDA, determined as of the last day of each calendar quarter and measured for the preceding period of four calendar quarters, shall not exceed 6.00 to 1.0.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 35

            8.19 Minimum Average Unused Availability. The Borrower will not
                 -----------------------------------
permit Average Unused Availability for any of the following specified calendar months of each year to be less than the following prescribed amount for such calendar month:

Specified Calendar Month                     Minimum Average Unused Availability
------------------------                     -----------------------------------
        January                                           $ 5,000,000
        February                                          $ 5,000,000
        March                                             $ 5,000,000
        April                                             $ 5,000,000
        May                                               $10,000,000
        June                                              $15,000,000
        July                                              $15,000,000
        August                                            $15,000,000
        September                                         $15,000,000
        October                                           $15,000,000
        November                                          $10,000,000
        December                                          $ 5,000,000

            8.20 Senior Subordinated Notes and Related Guaranties. Neither the
                 ------------------------------------------------
Borrower nor any of its Subsidiaries on its behalf shall (i) make any prepayment or any other payment on any of the Senior Subordinated Notes other than scheduled interest payments and payment at stated final maturity thereon (limited in each case to the extent, if any, not prohibited by the subordination provisions thereof) or (ii) elect or exercise either of the options provided under Section 8.01 ("Option to Elect Legal Defeasance or Covenant Defeasance")
      ------------
of the Indenture with respect to any of the Senior Subordinated Notes, in any such case without the prior written consent of the Agent, provided, however,
                                                          --------
that notwithstanding the foregoing, the Borrower or any of its Subsidiaries on its behalf may repurchase any of the Senior Subordinated Notes without the prior written consent of the Agent if (i) the Fixed Charge Coverage Ratio, determined as of the last day of the calendar month ending prior to such effective date, is equal to or greater than 1.20 to 1.0, (ii) Average Unused Availability for the period of sixty (60) days preceding (but not including) the effective date of such repurchase is not less than $25,000,000, (iii) Unused Availability as of the effective date of such repurchase after giving effect to such repurchase on such date, is not less than $25,000,000, (iv) as of the effective date of such repurchase, not more than one Post Test Event Shortfall has occurred and (v) no Default or Event of Default has occurred and continues to exist on the effective date of such repurchase. Prior to making any repurchase pursuant to the proviso
                                                                        -------
of the preceding sentence, the Borrower will deliver to the Agent, in each case in form reasonably satisfactory to the Agent, (A) a certificate signed by an authorized officer of the Borrower (1) stating that the requirements of clauses
                                                                        -------
(i) through (iv) preceding have been satisfied and (2) setting forth
---         ----
calculations sufficient to demonstrate compliance with the requirements of clauses (i) and (ii) preceding and (B) a Collateral Report, prepared effective
-----------     ----
as of the close of business on the Business Day preceding the effective date of such repurchase, demonstrating compliance with the requirements of clause (iii)
                                                                   ------------
preceding. The Borrower will not agree to any amendment, change, modification or restatement of the Senior Subordinated Notes or the Indenture without the prior written consent of the Agent.

            9. DEFAULT, RIGHTS AND REMEDIES OF THE LENDER.
               ------------------------------------------

            9.1 Acceleration. Upon the occurrence of a Default described in
                ----------------------------
clause (g) of the definition of "Default," all of the Liabilities shall
----------
immediately and automatically, without notice of any kind, be immediately due and payable; and upon the occurrence of any other Default, any or all of the Liabilities may, at the option of the Agent, and shall at the direction of the Requisite Lenders (which direction shall be preceded by not less than thirty
(30) days' prior written notice to the Agent from such Requisite Lenders of their intent to give such direction) and without presentment, demand, protest or notice of any kind (all of which are hereby expressly waived), be declared, and thereupon shall become, immediately due and payable. Upon the occurrence of any Default the Agent or the Requisite Lenders may, at its or their option, terminate the obligations of the Lenders to make additional Revolving Loans and issue additional Letters of Credit. Without limitation of or by the foregoing, upon the occurrence of a Default, the Agent may, at its option, declare the portion of the Revolving Loans comprised by Eurodollar Loans to be immediately due and payable and, without further notice, cause such Eurodollar Loans to be refinanced by a Revolving Loan in an amount equal to


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 36
the aggregate unpaid principal balance of such Eurodollar Loans, in which event accrued interest on such unpaid principal amount, plus applicable payments required by Section 2.11(c), if any, shall be immediately due and payable.
            ---------------

            9.2 Rights and Remedies Generally. Upon the occurrence of a Default,
                ----------------------------
the Agent, on behalf of the Lenders, shall have, in addition to any other rights and remedies contained in this Agreement or in any of the other Financing Agreements, all of the rights and remedies of a secured party under the Code or other applicable laws, all of which rights and remedies shall be cumulative, and non-exclusive, to the extent permitted by law. In addition to all such rights and remedies, the sale, lease or other disposition of the Collateral, or any part thereof, by the Agent after Default may be for cash, credit or any combination thereof, and the Agent, on behalf of the Lenders, may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may set-off the amount of such purchase price against the Liabilities then owing. Any sales of the Collateral may be adjourned from time to time with or without notice. The Agent may, in its sole discretion, cause the Collateral to remain on the Borrower's premises, at the Borrower's expense, pending sale or other disposition of the Collateral. The Agent shall have the right to conduct such sales on the Borrower's premises, at the Borrower's expense, or elsewhere, on such occasion or occasions as the Agent may see fit.

            9.3 Entry Upon Premises and Access to Information. Upon the
                ---------------------------------------------
occurrence of a Default, the Agent shall have the right to enter upon any premises of the Borrower where the Collateral is located (or is believed to be located) without any obligation to pay rent to the Borrower, or any other place or places where the Collateral is believed to be located and kept, and remove the Collateral therefrom to the premises of the Agent or any agent of the Agent, for such time as the Agent may desire, in order effectively to collect or liquidate the Collateral, and/or the Agent may require the Borrower to assemble the Collateral and make it available to the Agent at a place or places to be designated by the Agent. Upon the occurrence of a Default, the Agent shall have the right to obtain access to the Borrower's data processing equipment, computer hardware and software relating to the Collateral and to use all of the foregoing and the information contained therein in any manner the Agent deems appropriate; and the Agent shall have the right to notify post office authorities to change the address for delivery of the Borrower's mail to an address designated by the Agent and to receive, open and process all mail addressed to the Borrower.

            9.4 Sale or Other Disposition of Collateral by the Agent. Any notice
                ----------------------------------------------------
required to be given by the Agent of a sale, lease or other disposition or other intended action by the Agent with respect to any of the Collateral which is deposited in the United States mails, postage prepaid and duly addressed to the Borrower at the address specified in Section 10.13, at least ten (10) Business
                                     -------------
Days prior to such proposed action shall constitute fair and reasonable notice to the Borrower of any such action. The net proceeds realized by the Agent upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like and the reasonable attorneys' and paralegals' fees and legal expenses incurred by the Agent in connection therewith, shall be applied as provided herein toward satisfaction of the Liabilities including, without limitation the Liabilities described in Sections
                                                                       --------
7.5 and 10.2. The Agent shall account to the Borrower for any surplus realized
---     ----
upon such sale or other disposition, and the Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency shall not affect the Agent's security interest in the Collateral until the Liabilities are fully paid. The Borrower agrees that neither the Agent nor any Lender has any obligation to preserve rights to the Collateral against any other parties. The Agent is hereby granted a license or other right to use, without charge, the Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, tradestyles, trademarks, service marks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and the Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit until the Liabilities are paid.

            9.5 Waiver of Demand. Demand, presentment, protest, notice of
                ----------------
nonpayment, notice of intent to accelerate and notice of acceleration are hereby waived by the Borrower. The Borrower also waives the benefit of all valuation, appraisal and exemption laws.

            9.6 Waiver of Notice. UPON THE OCCURRENCE OF A DEFAULT, THE BORROWER
                ----------------
HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY THE LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL WITHOUT JUDICIAL PROCESS OR TO


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 37

REPLEVY, ATTACH OR LEVY UPON THE COLLATERAL WITHOUT PRIOR NOTICE OR HEARING, EXCEPT AS OTHERWISE EXPRESSLY REQUIRED HEREIN.

            9.7 Advice of Counsel. The Borrower acknowledges that it has been
                -----------------
advised by its counsel with respect to this transaction and this Agreement, including without limitation any waivers contained herein.

            10. MISCELLANEOUS.
                -------------

            10.1 Waiver. The Agent's and the Lenders' failure, at any time or
                 ------
times hereafter, to require strict performance by the Borrower of any provision of this Agreement shall not waive, affect or diminish any right of the Agent or any Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by the Agent or any Lender of a Default by the Borrower under this Agreement or a default under any of the other Financing Agreements shall not suspend, waive or affect any other Default by the Borrower under this Agreement or any other default under any of the other Financing Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Borrower contained in this Agreement or any of the other Financing Agreements and no Default by the Borrower under this Agreement or default under any of the other Financing Agreements shall be deemed to have been suspended or waived by the Agent or any Lender unless such suspension or waiver is in writing signed by an officer of the Agent, and directed to the Borrower specifying such suspension or waiver.

            10.2 Costs and Attorneys' Fees. Without limiting the provisions of
                 -------------------------
Section 7.5, if at any time or times hereafter the Agent employs counsel in
-----------
connection with protecting or perfecting the Agent's security interest in the Collateral or in connection with any matters contemplated by or arising out of this Agreement or any of the other Financing Agreements, whether (a) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleadings, (b) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise), (c) to consult with officers of the Agent to advise the Agent, (d) to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral, (e) to attempt to enforce or to enforce any security interest in any of the Collateral, or (f) to attempt to enforce or to enforce any rights of the Agent or any Lender hereunder, including without limitation the right to collect any of the Liabilities, then in any of such events, all of the reasonable attorneys, fees arising from such services, and any expenses, costs and charges relating thereto, including without limitation all reasonable fees of the paralegals and other staff employed by such attorneys, shall be part of the Liabilities, payable on demand and secured by the Collateral and shall, if not paid by the Borrower when due or demanded, bear interest at the rate applicable to Floating Rate Loans.

            10.3 Expenditures by the Agent. In the event the Borrower shall fail
                 -------------------------
to pay taxes, insurance, assessments, costs or expenses which the Borrower is, under any of the terms hereof or of any of the other Financing Agreements, required to pay, or fails to keep the Collateral free from other security interests, liens or encumbrances, except as permitted herein, the Agent may, in its sole discretion, make expenditures for any or all of such purposes, and the amount so expended, shall be part of the Liabilities, payable on demand and secured by the Collateral and shall, if not paid by the Borrower when due or demanded, bear interest at the rate applicable to Floating Rate Loans.

            10.4 Custody and Preservation of Collateral. The Agent and the
                 --------------------------------------
Lenders shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as the Borrower shall request in writing, but failure by the Agent or any Lender to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by the Agent or any Lender to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by the Borrower, shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

            10.5 Reliance by the Agent and the Lenders. The Borrower
                 -------------------------------------
acknowledges that the Agent and each Lender, in entering into this Agreement and agreeing, in its discretion, to make Revolving Loans and otherwise extend credit to the Borrower hereunder, has relied upon the accuracy of the covenants, agreements, representations and warranties made herein by the Borrower and the information delivered by the Borrower to the Agent or any Lender in connection herewith (including without limitation the Financials).


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 38

            10.6 Successors and Assigns. Whenever in this Agreement there is
                 ----------------------
reference made to any of the parties hereto, such reference shall be deemed to include, whenever applicable, a reference to the successors and assigns of the Borrower and the successors and assigns of the Agent and each of the Lenders, respectively. Notwithstanding anything herein to the contrary, the Borrower may not transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and all Lenders. No Lender may transfer any of its rights or obligations under this Agreement except as provided in Section
                                                                        -------
10.16.
-----

            10.7 Applicable Law; Severability. THIS AGREEMENT AND ALL OTHER LOAN
                 ----------------------------
DOCUMENTS (UNLESS ANY SUCH OTHER LOAN DOCUMENT SPECIFICALLY PROVIDES OTHERWISE) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS, PROVIDED THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF
       --------
INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAWS WHICH PURPORT TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE SECURED OBLIGATIONS, SUCH FEDERAL LAW SHALL APPLY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

            10.8 Submission to Jurisdiction; Waiver of Bond; Waive of Right to
                 -------------------------------------------------------------
Trial by Jury. THE BORROWER, THE AGENT AND EACH LENDER HEREBY CONSENT TO THE
-------------
JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN DALLAS COUNTY, TEXAS AND WAIVE ANY OBJECTION BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO
                                                         ----- --- ----------
THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND THE BORROWER CONSENTS THAT ALL SERVICE OF PROCESS UPON THE BORROWER MAY BE MADE BY REGISTERED MAIL OR MESSENGER DIRECTED TO IT AT THE ADDRESS SET FORTH IN SECTION 10.13 AND THAT
                                                     -------------
SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO THE BORROWER'S ADDRESS BY THE BORROWER'S AGENT AS SET FORTH BELOW. THE BORROWER HEREBY APPOINTS CT CORPORATION, 350 N. ST. PAUL STREET, DALLAS, TEXAS 75201 AS ITS AGENT FOR THE PURPOSE OF ACCEPTING THE SERVICE OF ANY PROCESS WITHIN THE STATE OF TEXAS, WHICH APPOINTMENT MAY BE REVOKED ONLY WITH THE AGENT'S PRIOR WRITTEN CONSENT. THE AGENT, EACH LENDER AND THE BORROWER WAIVE, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND THE BORROWER WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE AGENT OR ANY LENDER. NOTHING CONTAINED IN THIS SECTION 10. 8 SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

            10.9 Application of Payments. Notwithstanding any contrary provision
                 -----------------------
contained in this Agreement or in any of the other Financing Agreements, the Borrower irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Agent, for the account of the Lenders, from the Borrower or with respect to any of the Collateral, and the Borrower does hereby irrevocably agree that the Agent shall have the continuing exclusive right to apply and reapply any and all payments received at any time or times hereafter, whether with respect to the Collateral or otherwise, against the Liabilities in such manner as the Agent may deem advisable, notwithstanding any entry by the Agent or any Lender upon any of its books and records.

            10.10 Marshaling; Payments Set Aside. Neither the Agent nor any
                 -------------------------------
Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Liabilities. To the extent that the Borrower makes a payment or payments to the Agent, for the account of the Lenders, or the Agent enforces its security interests or the Agent or any Lender exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 39 fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

            10.11 Section Titles. The section and subsection titles contained in
                  --------------
this Agreement shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties.

            10.12 Continuing Effect. This Agreement, the Agent's security
                  -----------------
interests in the Collateral, and all of the other Financing Agreements shall continue in full force and effect so long as any Liabilities shall be owed to any Lender, and (even if there shall be no Liabilities outstanding) so long as this Agreement has not been terminated as provided in Section 2.8.
                                                      -----------

            10.13 Notices. Except as otherwise expressly provided herein, any
                  -------
notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of (a) personal delivery to the address set forth below and (b) in the case of mailed notice, three (3) days after deposit in the United States mails, with proper postage for certified mail, return receipt requested, prepaid, or in the case of notice by Federal Express or other reputable overnight courier service, one (1) Business Day after delivery to such courier service, addressed the party to be notified as follows:

            (1)   If to the Agent at:

                  Bank of America, National Association
                  231 S. LaSalle St., 16th Floor
                  Mail Code IL1-231-16-33
                  Chicago, IL  60697
                  Attention: Business Credit/URGENT

            (2) If to any Lender, at the address set forth on the signature pages hereto.

            (3)   If to the Borrower at:

                  American Builders & Contractors Supply Co., Inc.
                  One ABC Parkway
                  Beloit, Wisconsin 53511
                  Attention:  Mr. Kenneth A. Hendricks

                  with a copy to:

                  Leo and Associates
                  200 Randolph Avenue
                  Suite 200
                  Huntsville, Alabama 35801
                  Attention: Karl W. Leo

or to such other address as each party designates to the other in the manner herein prescribed; provided, that the foregoing methods of delivery are not
                   --------
exclusive and written notice in any other manner (including without limitation via telecopy transmission) which is actually delivered shall also be deemed valid and effective.

            10.14 Equitable Relief. The Borrower recognizes that, in the event
                  ----------------
the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Agent and the Lenders; therefore, the Borrower agrees that the Agent and the Lenders, if the Agent so requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 40

            10.15 Entire Agreement; Amendments. This Agreement, together with
                  ----------------------------
the Financing Agreements executed in connection herewith, constitutes the entire agreement among the parties with respect to the subject matter hereof, and supersedes all prior written or oral understandings with respect thereto. No amendment to this Agreement shall be effective unless it is in writing. The written consent of the Agent and all Lenders shall be required for any agreement which by its terms would agree to: (i) extend the Initial Term or postpone the date on which any installment of principal or interest, or any payment of fees provided by Section 2.6(b) or Section 2.6(c), is payable under this Agreement;
            --------------    --------------
(ii) change any interest rate payable by Borrower under this Agreement, or the amount of any payment of fees provided by Section 2.6(b), Section 2.6(c) or
                                          --------------  --------------
Section 2.9; (iii) increase the Maximum Facility or any Lender's Pro Rata Share,
-----------
or the maximum aggregate undrawn face amount of Letters of Credit prescribed by
Section 2.2, or the maximum amount, or maximum number of occurrences, of
-----------
Overadvances which may be allowed under Section 11.9(b); (iv) increase the
                                        ---------------
maximum advance rate applicable to Eligible Accounts or Eligible Inventory in respect of determination of the Loan Availability, (v) release from liability any Person who is a guarantor of the Liabilities (other than in consideration for full payment and performance of the obligations which are the object of any such release), (vi) release any Collateral (provided however, that
                                            ----------------
notwithstanding the foregoing, the Agent may in its discretion and without the consent of any Lender, agree to release or subordinate any security interest in Equipment which was purchased by the Borrower using proceeds of capital expenditures, as may be requested by the Borrower for the purpose of refinancing the purchase price thereof; it being understood and agreed, in any event, however, that the Agent shall have no obligation to agree to any such request by the Borrower), or consent to allow the disposition (other than as expressly allowed by the Financing Agreements) of any Collateral; (vii) release or discharge Borrower from any obligation to make payments of principal or accrued interest under the Financing Agreements (other than in consideration for full payment and performance), (viii) change the definition of "Inventory Sublimit" or "Requisite Lenders" or (ix) amend the provisions of this Section 10.15. The
                                                            -------------
written consent of Agent and Requisite Lenders shall be required as a condition to the effectiveness of any amendment to this Agreement or waiver of any provisions of this Agreement which would: (i) waive or modify any covenants contained in Sections 7 or Section 8 of this Agreement or (ii) consent to allow
             ----------    ---------
any security interests, liens or encumbrances (in addition to those expressly allowed by the Financing Agreements) on any Collateral (provided however, that
                                                        ----------------
it is understood that consent by the Agent or any Lender may be conditioned upon execution of a subordination and standstill agreement by the Borrower, the Agent for the benefit of the Lenders and the proposed grantee of any such security interest, lien or encumbrance, in form satisfactory to the Agent and any such Lender; and provided further, that notwithstanding the foregoing, the Agent may
            ----------------
in its discretion and without the consent of any Lender, consent to allow security interests, liens or encumbrances in Equipment which was purchased by the Borrower using proceeds of capital expenditures, as may be requested by the Borrower for the purpose of refinancing the purchase price thereof, it being understood and agreed, in any event, however, that the Agent shall have no obligation to agree to any such request by the Borrower) or (iii) agree to any request for consent to any prepayment by the Borrower on the Senior Subordinated Notes, or any redemption, repurchase or reacquisition thereof, or agree to any request for consent to any amendment of the provisions of the Senior Subordinated Notes or the Indenture which provide for subordination of the Senior Subordinated Notes in favor of the Liabilities or subordination of any guaranties thereof by any Subsidiary (including without limitation Article 10
                                                                   ----------
("Subordination") or Section 11.06 ("Subordination of Subsidiary Guaranties") of
                     -------------
such Indenture). Otherwise, except as provided or referenced above, the Agent may amend, modify or waive any of the terms of the Financing Agreements, consent to any action or failure to act by Borrower, or exercise or refrain from exercising any powers or rights which it may have under the Financing Agreements or as a matter of law, without the requirement of prior notice to or consent of Lenders. Any consent requested by the Agent from any Lender, and any directive, consent or refusal of consent given to the Agent by any Lender, shall be communicated as provided in Section 10.13. In the event any consent requested by
                            -------------
the Agent is not either granted or refused within ten (10) Business Days after it is requested by the Agent, the same shall be deemed to have been granted. With respect to any amendment, extension or waiver which is to become effective at any time when any Default or Event of Default is in existence, the Borrower agrees that, if required by the Agent in consideration of and as a condition precedent to the effectiveness thereof, the Borrower shall pay to the Agent, for the account of the Lenders, in addition to fees, costs and expenses otherwise provided by this Agreement, an administration fee in an amount determined by the Agent and the Borrower by mutual agreement.

            10.16 Participations/Assignments. No Lender shall have the right,
                  --------------------------
without the prior written consent of the Agent, to sell participations in, or assignments of, all or any portion of its interest under any or all of the Financing Agreements, provided that if no Default or Event of Default is in
                      --------
existence the identity of any Person purchasing any such participation or assignment shall first be approved by Borrower as provided hereinbelow (it being understood that no


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 41
such approval shall be required if any Default or Event of Default is in existence); and provided further that, in any event, any Lender may assign (i)
            --------------------
all or any portion of its interest under any or all of the Financing Agreements to an affiliate of such Lender or (ii) all of its interest under all of the Financing Agreements to any Person in connection with the sale of all or substantially all of the loan portfolio of such Lender to such other Person, in each case without the consent of the Agent or approval of the participant or assignee by Borrower. The Agent's consent to an assignment by a Lender of all or a portion of its interest under the Financing Agreements may be conditioned, among other criteria, upon the execution and delivery of an assignment and acceptance agreement in form and substance acceptable to the Agent, pursuant to which the assignee of such assignment shall become a party to this Agreement as a Lender and agree to be bound by all of the terms and provisions of the Financing Agreements, and confirmation to the Agent's satisfaction, in form required by the Agent, that such assignee is organized under the laws of the United States or a state thereof or, alternatively, is exempt in a manner prescribed by applicable law from withholding requirements relating to all amounts payable to such assignee with respect to the Revolving Loans or otherwise under the Financing Agreements. In connection with the foregoing and with respect to any request of the Borrower for its approval of a participant or assignee, the Lender proposing to enter into any participation or assignment with respect to which such approval is required as provided above (or the Agent, at the request of such Lender) shall notify Borrower of the identity of the proposed participant or assignee, and Borrower shall have until the third Business Day following receipt of such notice to notify such Lender (or the Agent, as the case may be) that it does or does not approve such Person as a participant or assignee. If no such written notification is received from the Borrower by such Lender (or the Agent, as the case may be) within such time, the Borrower shall be deemed to have irrevocably granted its approval to such request. Borrower agrees that, in any event, any requested approval of a participant or assignee shall not be unreasonably withheld.

            10.17 Indemnity. Without limiting any other indemnity provisions
                  ---------
contained in this Agreement or any of the other Financing Agreements, the Borrower agrees to defend, protect, indemnify and hold harmless the Agent, each Lender and each and all of their respective affiliates, officers, directors, employees, attorneys and agents ("Indemnified Parties") from and against any and
                                  -------------------
all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the fees and disbursements of counsel for the Indemnified Parties in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Parties shall be designated as a party thereto), which may be imposed on, incurred by, or asserted against any Indemnified Party (whether direct, indirect or consequential and whether based on any federal or state laws or other statutory regulations, including without limitation Environmental Laws, securities and commercial laws and regulations, under common law or at equitable cause, or on contract or otherwise) in any manner relating to or arising out of this Agreement or the other Financing Agreements, or any act, event or transaction related or attendant thereto, the making and the management of the Revolving Loans and the issuance of the Letters of Credit hereunder (including without limitation any liability under Environmental laws or regulations) or the use or intended use of the proceeds of the Revolving Loans and the Letters of Credit hereunder; provided, that the Borrower shall not have any obligation to any
           --------
Indemnified Party hereunder with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party or claims by one Indemnified Party against another. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all matters incurred by the Indemnified Parties. Any liability, obligation, loss, damage, penalty, cost or expense incurred by the Indemnified Parties shall be paid to the Indemnified Parties on demand, together with interest thereon at the rate prescribed for the Floating Rate Loans pursuant to Section 2.6 from the date incurred by the
                                -----------
Indemnified Parties until paid by the Borrower, and shall be added to the Liabilities, and be secured by the Collateral. The provisions of and undertakings and indemnifications set out in this Section 10.17 shall survive
                                                  -------------
the satisfaction and payment of the Liabilities and the termination of this Agreement.

            10.18 Representations and Warranties. Notwithstanding anything to
                  ------------------------------
the contrary contained herein, (a) each representation or warranty contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and the other Financing Agreements and the making of the Revolving Loans and the issuance of the Letters of Credit and
(b) each representation and warranty contained in this Agreement and each other Financing Agreement that is not made only as of a specific date or time, shall be remade on the date of each Revolving Loan made or Letter of Credit issued hereunder.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 42

            10.19 Standard of Materiality. As a general rule, the Agent and each
                  -----------------------
Lender hereby acknowledges that any single business location of the Borrower, with the exception of its corporate headquarters in Beloit, Wisconsin, is not material to the operations of the Borrower, such that the loss of assets at, or the closure of, any single business location will not be deemed by the Agent or any Lender to constitute a material adverse occurrence; provided, that the
                                                        --------
foregoing shall not be construed as an acknowledgment by the Agent or any Lender that if a single business location of the Borrower generates liabilities that are binding upon the Borrower, as a whole, such liability will not be deemed by the Agent or any Lender to constitute a material adverse occurrence.

            10.20 Ratable Sharing. Each Lender agrees that if it shall, through
                  ---------------
the exercise of any right of counterclaim, set-off, banker's lien or otherwise, receive payment of a proportion of the Liabilities which is greater than the proportion received by any other Lender, that Lender receiving such proportionately greater payment shall purchase participations (which it shall be deemed to have done simultaneously upon the receipt of such payment) in the claims of each of the other Lenders under this Agreement so that all such recoveries with respect to the Liabilities shall be proportionate to their respective Pro Rata Shares; provided, that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender, those purchases shall be rescinded and the purchase prices paid for such participation shall be returned to that Lender to the extent of such recovery, but without interest.

            11. THE AGENT.
                ---------

            11.1 Powers. Each Lender hereby irrevocably appoints and authorizes
                 --------------
Bank of America, National Association, successor by merger to NationsBank, N.A., to act as its Agent under this Agreement and the other Financing Agreements. Each Lender hereby irrevocably appoints and authorizes American National Bank and Trust Company of Chicago to act as Co-Agent under this Agreement and the other Financing Agreements, provided, that unless and until otherwise agreed in
                            --------
writing by the Agent, the Co-Agent and the Lenders, the Co-Agent shall have no obligations or duties in its capacity as Co-Agent. The Agent shall have and may exercise such powers under this Agreement and the other Financing Agreements as are specifically delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the applicable Financing Agreements and shall not by reason of this Agreement or any of the other Financing Agreements have a fiduciary relationship with any Lender. The designated titles of "Agent" and "Co-Agent" have been adopted solely for convenience of identification, and it is expressly agreed that such terms shall not imply, or be construed to create, any obligations or duties under principles of agency or other applicable law.

            11.2 Agent in its Capacity as a Lender. With respect to Revolving
                 ---------------------------------
Loans made by it, the Agent shall have the same rights and powers under this Agreement and the other Financing Agreements as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its capacity as a Lender hereunder. The Agent, any Lender and their respective affiliates may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with the Borrower, or Affiliates of the Borrower, as if it were not Agent or as if it or they were not a Lender and without any duty to account therefor to the other parties to this Agreement.

            11.3 Independent Credit Analysis. Each Lender agrees that it has,
                 ---------------------------
independently and without reliance upon the Agent, any other Lender, or the directors, officers, agents, attorneys or employees of Agent or of any other Lender, and instead in reliance upon information supplied to it by or on behalf of the Borrower, and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Agreement, and that it shall independently and without reliance upon the Agent, any other Lender, or the directors, officers, agents, attorneys or employees of the Agent or of any other Lender, continue to make its own independent credit analysis and decisions. in acting or not acting under this Agreement and the other Financing Agreements. The Agent shall not have any duty or responsibility to provide any Lender with any credit or other information (other than notices received by the Agent pursuant to Sections 7.9 and 7.13, and other than such
                                  ------------     ----
other reports and notices (including those referred to in Section 3.1), together
                                                          -----------
with supporting data, as any Lender may request from time to time, all of which the Agent agrees to provide to each Lender on a prompt basis) concerning the affairs, financial condition, litigation, liabilities, or business of the Borrower which may at any time come into the possession of the Agent (or any of its


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 43

Affiliates). In the event such information is furnished to any Lender by the Agent, the Agent shall have no duty to confirm or verify its accuracy or completeness and shall have no liability whatsoever with respect thereto.

            11.4 General Immunity. Neither the Agent nor any of its directors,
                 ----------------
officers, agents, attorneys or employees shall be liable to any Lender for any action taken or omitted to be taken by it or them under this Agreement or any of the other Financing Agreements or in connection therewith except for its or their own willful misconduct or gross negligence. Without limitation on the generality of the foregoing but subject to the last sentence of this Section
                                                                     -------
11.4, the Agent: (a) shall not be responsible to Lenders for any recitals,
----
statements, warranties or representations under this Agreement or any of the other Financing Agreements or any agreement or document relative thereto or for the financial condition of the Borrower, (b) shall not be responsible for the authenticity, accuracy, completeness, value, validity, effectiveness, due execution, legality, genuineness, enforceability or sufficiency of this Agreement or any of the other Financing Agreements or any other agreements or any assignments, certificates, requests, financial statements, projections, notices, schedules or opinions of counsel executed and delivered pursuant thereto, (c) shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any of the other Financing Agreements on the part of the Borrower or of any of the terms of any such agreement by any party thereto and shall have no duty to inspect the property (including the books and records) of the Borrower, (d) shall incur no liability under or in respect of this Agreement or any of the other Financing Agreements or any other document or collateral by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, cable or telex) believed by the Agent to be genuine and signed or sent by the proper party, and (e) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by the Agent and shall not be liable for any action taken or omitted to be taken in good faith in accordance with the advice of such counsel, accountants or experts. The Agent agrees to use the same degree of care, with respect to the performance of its duties hereunder, as it uses with respect to credit facilities in which it alone is interested.

            11.5 Right to Indemnity. Agent shall be fully justified in failing
                 ------------------
or refusing to take any action under this Agreement and each of the other Financing Agreements or in relation thereto unless it shall first be indemnified (upon requesting such indemnification) to its satisfaction by Lenders against any and all liability and expense which it may incur by reason of taking or continuing to take any such action. Lenders further agree to indemnify the Agent ratably in accordance with their Pro Rata Shares for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any of the other Financing Agreements or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any other documents, provided no such liability, obligation, loss,
                                   --------
damage, penalty, action, judgment, suit, cost, expense or disbursement results from Agent's gross negligence or willful misconduct. Each Lender agrees to reimburse Agent in the amount of its Pro Rata Share of any out-of-pocket expenses which the Agent is entitled to receive, but has not received, reimbursement pursuant to this Agreement or any of the other Financing Agreements.

            11.6 Action by Agent.
                 ---------------

            (1) Actual Knowledge. The Agent may assume that no Event of Default
                ----------------
or Default has occurred and is continuing, unless Agent has actual knowledge of the Event of Default or Default, has received notice from the Borrower or any of their independent certified public accountants stating the nature of the Event of Default or Default, or has received notice from a Lender stating the nature of the Event of Default or Default and that Lender considers the Event of Default or Default to have occurred and to be continuing.

            (2) Agent's Obligations. The Agent has only those obligations under
                -------------------
this Agreement and the other Financing Agreements that are expressly set forth therein as obligations. No duty to act, or refrain from acting, and no other obligation whatsoever, shall be implied on the basis of or imputed in respect of any right, power or authority granted to the Agent or shall become effective in the event of any temporary or partial exercise of such rights, power or authority.

            (3) Discretion to Act. Except for any obligation expressly set forth
                -----------------
in this Agreement or any of the other Financing Agreements the Agent may, but shall not be required to, exercise its discretion to act or not act, except that, subject to the Agent's right to indemnity if requested by the Agent pursuant to Section 11.5, the Agent
            ------------


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 44
shall be required to act or not act upon the
instructions of all of the Lenders and those instructions shall be binding upon Agent, provided that Agent shall not be required to act or not act if to do so
       --------
would expose Agent to liability, would be inconsistent with the Agent's practice in similar situations when acting solely for its own account, or would be contrary to this Agreement, any of the other Financing Agreements or to applicable law.

            11.7 Proportionate Interest of Lenders under the Financing
                 -----------------------------------------------------
Agreements. In the event any remedy may be exercised with respect to the
----------
Financing Agreements or the Collateral, the Agent shall pursue remedies designated by all of the Lenders subject to the proviso set forth in subsection
                                                                     ----------
11.6(c). Each Lender agrees that no Lender shall have any right individually to
-------
realize upon the security created by the Financing Agreements or otherwise enforce any provision thereof, or make demand thereunder, it being understood and agreed that such rights and remedies may be exercised by the Agent for the ratable benefit of Lenders upon the terms of this Agreement and the other Financing Agreements. All actions taken by the Agent under this Agreement or any other Financing Agreement will be deemed taken by the Agent for the ratable benefit of the Lenders. Nothing set forth in the previous sentence shall confer any rights or benefit on Borrower or on any other Person except the Lenders.

            11.8 Agent's Resignation. The Agent may resign at any time by giving
                 -------------------
at least thirty (30) days' prior written notice of its intention to do so to each Lender and to Borrower, and upon any such notice, the Requisite Lenders shall have the right to appoint a successor Agent; provided that if such
                                                   --------
successor shall not be a signatory to this Agreement, such appointment shall be subject to the consent of Borrower, which consent shall not be unreasonably withheld. If no successor Agent shall have been so appointed and shall have accepted such appointment within twenty (20) days after the Agent's giving of such notice of resignation, then the resigning Agent may, with the consent of Borrower, which consent shall not be unreasonably withheld, appoint a successor Agent. After any resigning Agent's resignation hereunder as Agent, it shall be discharged from its duties and obligations under this Agreement and the other Financing Agreements but the provisions of this Section 11 shall continue to
                                                ----------
inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder and thereunder. Upon appointment of a successor Agent, the term "Agent" shall for all purposes of this Agreement thereafter mean such successor. 1.1

            11.9 Disbursement of Proceeds of Loans and Other Advances.
                 ----------------------------------------------------

            (1) Each Lender severally agrees that it shall, not later than 2:00 p.m. (Chicago, Illinois time) on the date of each Revolving Loan, make available to the Agent, in lawful money of the United States of America and in same day funds, an amount equal to such Lender's Pro Rata Share of the Revolving Loan to be made to the Borrower; provided that such Lender shall have received notice of
                         --------
such Revolving Loan before 1:00 p.m. (Chicago, Illinois time). The Agent shall make such funds available to the Borrower, in same day funds in accordance with the provisions of this Agreement. The proceeds of Revolving Loans requested by the Borrower pursuant to subsection 2.1(a) of this Agreement, or otherwise
                         -----------------
disbursed pursuant to the terms of this Agreement, shall be disbursed by the Agent on behalf of each Lender. Each Lender's obligations under this Agreement are several, and no Lender shall have any obligation, responsibility or liability for any breach or default of any such obligations by any other Lender.

            (2) The Agent may (and is hereby irrevocably authorized by the Lenders) at any time (whether or not any Event of Default or Default exists), to make Revolving Loans which result in an Overadvance, as the Agent may agree with Borrower to allow in its sole discretion, provided that (i) the aggregate amount
                                          --------
of Overadvance existing upon funding any such Revolving Loan shall not in any event exceed Five Million Dollars ($5,000,000.00), (ii) the Borrower shall agree that any such Overadvance shall be eliminated within ten (10) Business Days after the date of the occurrence thereof and (iii) the Agent and the Borrower shall not agree to more than three (3) separate occurrences of any such Overadvance during any period of one (1) year; and provided further, that it is
                                                   ----------------
agreed that the Agent shall not in any event be obligated to allow any such Overadvance.

            (3) The Agent's use of its own checks upon its funds or the Agent's transfer of its own funds, by wire or otherwise, to an account of the Borrower shall be deemed to be disbursements made by each Lender under this Agreement and pursuant to the other Financing Agreements.

            11.10 Participation in Letters of Credit. Immediately upon the
                  ----------------------------------
issuance by Agent of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from the Agent,


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 45
without recourse or warranty, an undivided interest and participation, to the extent of such Lender's Pro Rata Share, in such Letter of Credit and any security therefore and any guaranty pertaining thereto. Notwithstanding the foregoing, by its purchase of such participation, no Lender shall be deemed to have assumed any liability to the beneficiary of any Letter of Credit. The Agent shall promptly upon receipt thereof, remit to the Lenders, in accordance with their respective Pro Rata Shares, all Letter of Credit fees received by the Agent under subsection 2.6(c). In the event Agent makes any payment to any
            -----------------
Person with respect to any Letter of Credit, Agent shall promptly notify the other Lenders with a participating interest in such Letter of Credit specifying the amount reimbursable by the Borrower thereunder. If such reimbursement is not made by the Borrower on the day when due the amount of such reimbursement obligation shall be deemed to be a Revolving Loan made pursuant to Section 2.1.

            11.11 Apportionment of Payments. Aggregate principal and interest
                  -------------------------
payments shall be apportioned among all outstanding Loans to which such payments relate and payments of aggregate fees to Lenders (other than the Agent's fee described in subsection 2.6(d)), shall be apportioned ratably among Lenders in
             -----------------
each case according to the payments remitted to the Agent and all their Pro Rata Shares. All amounts received by the Agent shall be applied first to pay any fees, expenses or indemnities then due the Agent, second to pay any fees then due the Lenders, third to pay interest due on Revolving Loans, fourth to pay or prepay principal of the Revolving Loans, and fifth to pay any other obligations to any and all of the Lenders allocated, if sufficient funds are not available to pay all such Liabilities, to the Lenders in proportion to their Pro Rata Shares.

            11.12 Agent Reports. The Agent shall, once every seven (7) days, or
                  -------------
sooner, at the option of the Agent, distribute to each Lender, at its primary address set forth on the signature page hereof, such funds as it is entitled to receive together with a statement ("Agent's Report") disclosing as of the
                                    --------------
preceding Business Day, the aggregate principal balance of the Revolving Loans outstanding as of such date, repayments and prepayments of principal received from the Borrower with respect to the Revolving Loans since the immediately preceding Agent's Report, additional Revolving Loans made to the Borrower since date of the immediately preceding Agent's Report, interest and fees received from the Borrower since the date of immediately preceding Agent's Report, the aggregate amount of Eligible Accounts and Eligible Inventory and the Loan Availability as of the Agent's most recent determination, the undrawn face amount of all Letters of Credit issued by Agent for the account of Borrower, the amount of any expenses of Agent paid by Agent since the immediately preceding Agent's Report for which Agent has not been reimbursed by the Borrower and the amount received by the Agent from the Borrower since the immediately preceding Agent's Report in payment of outstanding expenses of Agent. Such Agent's Reports shall also disclose the net amount due to or due from the Lenders. If the Agent's Report discloses a net amount due from the Agent to the Lenders, the Agent shall, concurrently with the delivery of the Agent's Report to the Lenders transfer, by wire or otherwise, such amount to the Lenders in funds immediately available to the Lenders in accordance with each Lender's instructions. If such report discloses a net amount due to Agent from the Lenders, then the Lenders shall transfer by wire or otherwise, such amount, in funds immediately available to the Agent as instructed by the Agent. Such net amount due from a Lender to the Agent shall be due on the same day such Lender receives such Agent's Report, if such Agent's Report is received before 1:00 p.m. (Chicago, Illinois time) and such net amount shall be due on the Business Day following receipt of such Agent's Report, if such Agent's Report is received after 1:00 p.m. (Chicago, Illinois time). Any amounts due hereunder to the Agent from the Lenders or vice versa which are not paid when due shall bear interest from the date due until ten (10) days thereafter at the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System only, arranged by federal funds brokers as published as of such day by the Federal Reserve Bank of New York and thereafter, until paid in full, at the rate applicable to the Floating Rate Loans.

            11.13 Designated Senior Debt. The Borrower hereby agrees that all
                  ----------------------
Liabilities now or hereafter existing, from time to time, are expressly deemed and designated as being "Designated Senior Debt" within the meaning of the Indenture, and is entitled to the benefits of subordination in favor of such Designated Senior Debt as provided therein.

            11.14 Amendment and Restatement. This Agreement is in amendment and
                  -------------------------
restatement of the Existing Loan Agreement (defined in the recital of this Agreement). All "Liabilities" under the Existing Loan Agreement, and all security interests, liens and collateral assignments granted to the Agent under the Existing Loan Agreement or any of the other Financing Agreements defined therein, hereby are renewed and continued in full force and effect, and hereafter shall be governed, by this Agreement. All existing "Financing Agreements" previously executed


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 46 in connection with the Existing Loan Agreement shall continue in full force and effect and any and all references therein to the Existing Loan Agreement (regardless of terminology) shall be deemed to refer to and mean this Agreement.


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 47

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                    AMERICAN BUILDERS &
ATTEST:                             CONTRACTORS SUPPLY CO., INC.

By:                                 By:
    --------------------------          --------------------------------------
Name:                               Kendra A. Story, Chief Financial Officer
      ------------------------
Title:
       -----------------------


                                    BANK OF AMERICA, NATIONAL
                                    ASSOCIATION, in its capacity as the Agent

                                    By:
                                        --------------------------------------

                                    Address for Notice:

                                    231 S. LaSalle St., 16th Floor
                                    Mail Code IL1-231-16-33
                                    Chicago, IL  60697
                                    Attention: Business Credit/Regional Manager


                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO,
                                    in its capacity as Co-Agent

                                    By:
                                        --------------------------------------
                                    Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Address for Notices:

                                    Attention:
                                               -------------------------------


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 48

                                    BANK OF AMERICA, NATIONAL ASSOCIATION,
                                    in its capacity as a Lender

Pro Rata Share:                     By:
34.00%                                  --------------------------------------
$85,000,000                         Brian Wright, Vice President

                                    Address for Notice:

                                    231 S. LaSalle St., 16th Floor
                                    Mail Code IL1-231-16-33
                                    Chicago, IL  60697
                                    Attention: Business Credit/Regional Manager


                                    AMERICAN NATIONAL BANK AND
                                    TRUST COMPANY OF CHICAGO,
                                    in its capacity as a Lender

Pro Rata Share:                     By:
12.80%                                  --------------------------------------
$32,000,000                         Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Address for Notice:

                                    Attention:
                                               -------------------


                                    LASALLE BUSINESS CREDIT, INC.

Pro Rata Share:                     By:
12.60%                                  --------------------------------------
$31,500,000                         Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Address for notice:

                                    Attention:
                                               -------------------------------


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 49

                                    HARRIS TRUST AND SAVINGS BANK

Pro Rata Share:                     By:
12.60%                                  --------------------------------------
$31,500,000                         Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Address for notice:

                                    Attention:
                                               -------------------------------


                                    FLEET CAPITAL CORPORATION

Pro Rata Share:                     By:
20.00%                                  --------------------------------------
$50,000,000                         Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Address for notice:

                                    Attention:
                                               -------------------------------


                                    WASHINGTON MUTUAL BANK

Pro Rata Share:                     By:
8.00%                                   --------------------------------------
$20,000,000                         Name:
                                          ------------------------------------
                                    Title:
                                           -----------------------------------

                                    Address for notice:

                                    Attention:
                                               -------------------------------


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 50

                 CONSENT AND AGREEMENT BY VALIDITY GUARANTORS

            Each of the undersigned hereby consents to the foregoing Third Amended and Restated Loan and Security Agreement ("Loan Agreement") and each of
                                                   --------------
the undersigned agrees to the continued effectiveness of the Validity Certification, respectively, previously executed and delivered by the undersigned to the Agent. All references in the Validity Certification to the Existing Loan Agreement, as to any time on or after the effective date of the Loan Agreement, shall be deemed to be references to the Loan Agreement, as amended by any and all subsequent amendments thereto. This agreement has been executed as of the effective date specified in the Loan Agreement


                                    ------------------------------------------
                                               Kenneth A. Hendricks


                                    ------------------------------------------
                                                  Kendra A. Story


THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT - Page 51